UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05498 )

Exact name of registrant as specified in charter: Putnam Master Intermediate Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: September 30, 2006

Date of reporting period: October 1, 2005 - September 30, 2006

Item 1. Report to Stockholders: The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Master Intermediate Income Trust

9|30|06

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes
Putnam different?

A time-honored tradition in
money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right
for investors

We have stringent investor protections and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam Master
Intermediate
Income Trust

9| 30| 06

Annual Report

Message from the Trustees	1
About the fund	2
Report from the fund managers	5
Performance	10
Your fund’s management	12
Terms and definitions	14
Trustee approval of management contract	15
Other information for shareholders	18
Financial statements	19
Federal tax information	52
Shareholder meeting results	53
Compliance certifications	54
About the Trustees	55
Officers	59

Cover photograph: © Richard H. Johnson

Message from the Trustees

Putnam Master Intermediate Income Trust: seeking

broad diversification across global bond markets

When Putnam Master Intermediate Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. And, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

The bond investment landscape has undergone a transformation in the nearly two decades since. New sectors like mortgage- and asset-backed securities now make up over one third of the U.S. investment-grade market. The high-yield corporate bond sector has also grown significantly. Outside the United States, the popularity of the euro has resulted in a large market of European government bonds. There are also growing opportunities to invest in the debt of emerging-market countries.

The fund’s investment perspective has been broadened to keep pace with the market expansion over time. To process the market’s increasing complexity, Putnam’s 100-member fixed-income group aligns teams of specialists with the varied investment opportunities. Each team identifies compelling strategies within its area of expertise. Your fund’s management team selects from among these strategies, striving to systematically build a diversified portfolio that carefully balances risk and return.

We believe the fund’s multi-strategy approach is well suited to the expanding opportunities of today’s global bond marketplace. As different factors drive the

Optimizing the risk/return trade-off across multiple sectors

Putnam believes that building a diversified portfolio with multiple income-generating strategies is the best way to pursue your fund’s objectives. The fund’s portfolio is composed of a broad spectrum of government, credit, and securitized debt instruments.

performance of the various fixed-income sectors, the fund’s diversified strategy can take advantage of changing market leadership in pursuit of high current income and relative stability of net asset value.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. While diversification can help protect returns from excessive volatility, it cannot ensure protection against a market loss.

How do closed-end funds
differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market, if appropriate.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Putnam Master Intermediate Income Trust seeks high current income and relative stability of net asset value by investing in investment-grade, high-yield, and non-U.S. fixed-income securities of limited maturity. Fund holdings and sector classifications reflect the diversification of the fixed-income market. The fund is designed for investors seeking high current income, fixed-income diversification, or both.

Highlights

• For the 12 months ended September 30, 2006, Putnam Master Intermediate Income Trust posted total returns of 6.01% at net asset value (NAV) and 4.17% at market price.

• The fund’s benchmark, the Lehman Government/Credit Bond Index, returned 3.33% .

• The average return for the fund’s Lipper category, Flexible Income Funds (closed-end), was 5.56% .

• After being reduced in November 2005, the fund’s dividend increased in July 2006. See page 8 for more details.

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 10.

Performance

It is important to note that a fund’s performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment manager, market conditions, fluctuations in supply and demand for the fund’s shares, and changes in fund distributions.

Total return for periods ended 9/30/06

Since the fund’s inception (4/29/88), average annual return is 7.79% at NAV and 6.55% at market price.

	Average annual return		Cumulative return

	NAV	Market price	NAV	Market price

10 years	6.33%	6.26%	84.74%	83.59%

5 years	9.07	7.70	54.35	44.93

3 years	7.14	5.22	22.99	16.50

1 year	6.01	4.17	6.01	4.17

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

Report from the fund managers

The year in review

The 12-month period ended September 30, 2006, was generally favorable for most sectors of the fixed-income market, especially those associated with higher credit risk, such as emerging-market and high-yield bonds. Strong investor demand for yield boosted prices in both of these sectors, particularly during the first calendar quarter of 2006. Because your fund invests in a variety of fixed-income investments, its results were ahead of the return of its all-bond benchmark index, based on results at net asset value. The fund’s defensive posture and the performance of its emerging-market holdings also helped it outpace the average return for funds in its Lipper peer group, based on results at net asset value. The fund continued to benefit from its holdings in securitized bonds, and its currency strategy also had a positive effect on performance over the course of the 12-month period.

Market overview

Bond yields in the United States, as well as those overseas, were slightly higher at the close of the 12-month period, responding to continued global growth and monetary policy tightening. Because yields of fixed-income instruments move in the opposite direction of their prices, this trend led to lower prices for most government bonds. However, strong demand for yield, worldwide economic expansion, and robust demand for commodities led to favorable performance within other sectors of the fixed-income market, such as emerging-market and high-yield bonds.

For the first nine months of the period, the Fed continued its program of pushing up short-term interest rates in an effort to head off a higher level of price inflation without undermining economic growth. The Fed decided to pause in raising rates at its August and September 2006 meetings, however, while retaining its stated bias toward a possible resumption of rate increases in the future. As of September 30, 2006, the federal funds rate — the overnight lending rate that banks charge each other, which guides other short-term rates — stood at 5.25% .

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 9/30/06.

Bonds

Lehman Government/Credit Bond Index
(U.S. Treasury and agency securities and corporate bonds)	3.33%

JPMorgan Global Diversified Emerging Markets Bond Index
(global emerging-market bonds)	7.46%

Citigroup Non-U.S. World Government Bond Index
(international government bonds)	2.02%

JPMorgan Global High Yield Index
(global high-yield corporate bonds)	7.67%

Equities

S&P 500 Index (broad stock market)	10.79%

Russell 2000 Index (small-company stocks)	9.92%

MSCI EAFE Index (international stocks)	19.16%

Longer-term Treasury rates also increased slightly for the period, as foreign purchasing continued to prop up Treasury security prices. (Note that, given the inverse relationship of bond yields and prices, this also lowered yields for these securities.) From mid-2004 to the end of the summer of 2006, the Fed spearheaded the global effort to cool excessive economic growth that might lead to a resurgence of inflation. By the close of the fund’s fiscal period, the U.S. economy had weakened slightly, responding to higher rates and significantly higher commodity prices. In contrast, economic growth internationally — especially in Germany and Japan — remained very strong. Foreign central banks worldwide now seem to be taking the lead in battling inflation, enacting a series of short-term rate increases that have maintained upward pressure on global interest rates.

Strategy overview

Your fund’s managers believe that using multiple income-generating strategies to build a diversified portfolio is the best way to pursue the fund’s objectives. The fund’s portfolio includes a broad spectrum of securitized, credit, and government debt instruments. Our investment process involves aligning teams of specialists with these varied investment opportunities. Each team identifies what it considers to be the most compelling strategies within its area of expertise. Our fund management team then draws from these strategies, systematically building an array of investments that seeks to carefully balance risk and return.

Over the 12-month period, we continued to maintain a conservative posture regarding both duration — a measure of interest-rate sensitivity — and credit risk. (Credit risk is the risk that a bond issuer could default and fail to pay interest and repay principal in a timely manner.) Despite the Fed’s recent pause beginning in August 2006, the global trend in monetary policy is toward higher rates. Therefore, we have kept the fund’s duration short, or less sensitive to rising rates, in order to lessen the portfolio’s vulnerability to the negative impact of potential future rate increases.

Also for defensive purposes, we continued to maintain a higher level of credit quality than we have in past years by keeping the fund’s exposure to high-yield bonds relatively low and maintaining significant exposure to securitized instruments with short maturities. The fund’s positions in international bonds, especially emerging-market debt, further diversified the fund’s sources of return. The portfolio’s relatively low exposure to high-yield and emerging-market bonds had the effect of increasing the portfolio’s cash position. The relatively flat yield curve,

Comparison of sector weightings

This chart shows how the fund’s weightings have changed over the last six months. Weightings are shown as a percentage of total investment portfolio. Holdings will vary over time. See pages 2 and 3 for more information about each sector.

moreover, made cash holdings attractive relative to other strategies. We have also maintained an exposure to bank loans. These securities offer floating interest rates that, like an adjustable-rate home mortgage, move in tandem with market rates and can therefore help to provide some protection from interest-rate risk.

Your fund’s holdings

The portfolio’s significant position in securitized bonds, or structured securities, performed well during the 12-month period, as interest rates continued to fluctuate within a relatively narrow range. Structured securities currently offer higher income than corporate bonds of comparable credit quality. They also carry short maturities, providing us with the flexibility to shift to other fixed-income securities should interest rates rise. The most common types of structured securities are mortgage-backed securities (MBSs) issued by the Federal National Mortgage Association (Fannie Mae) and the Government National Mortgage Association (Ginnie Mae). Other types of structured securities include asset-backed securities (ABSs), which are typically backed by car loans and credit card payments, and commercial mortgage-backed securities (CMBSs), which are backed by loans on large commercial real estate projects, such as office parks or shopping malls.

Our country selection in the area of European government bonds contributed positively to performance during the 12-month period. We avoided bonds from Portugal, Greece, and Italy, countries that are experiencing higher inflation and large deficits. Bonds from these countries have also experienced a deterioration in credit quality due to euro-zone restrictions on how budgetary problems can be resolved. We invested instead in bonds from Germany and France, countries that we believe are better equipped for fiscal management when the euro is strong, and whose bonds appear to offer better relative value.

While the fund has gradually de-emphasized emerging-market securities over the past three years, holdings in this area nevertheless helped performance. Positive contributors included bonds from Brazil, Argentina, Colombia, and Indonesia (the last of which was sold by the end of the period). High energy and agriculture prices boosted exports and growth in these countries, encouraging investors to reach for their higher yield.

Additionally, we maintained the fund’s allocation in senior-secured bank loans. These floating-rate bank loans are issued by banks to corporations. The interest these loans pay adjusts to reflect changes in short-term interest rates. Also, their senior-secured status means that they are

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 9/30/06. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Coupon (%) and maturity date

Securitized sector
Federal National Mortgage Association pass-through certificates TBA (1.7%)	6%, 2021

Federal National Mortgage Association pass-through certificates TBA (1.0%)	4.5%, 2021

Federal National Mortgage Association pass-through certificates TBA (1.0%)	4.5%, 2021

Credit sector
Gazprom OAO 144A notes (Germany) (1.6%)	9.625%, 2013

Pemex Project Funding Master Trust company guaranty (0.6%)	5.75%, 2015

VTB Capital SA 144A notes (Luxembourg) (0.5%)	7.5%, 2011

Government sector
U.S. Treasury Notes (5.6%)	4.25%, 2013

U.S. Treasury Notes (4.0%)	3.25%, 2008

Ireland (Republic of) bonds (1.5%)	5%, 2013

backed by the assets of each issuing company, such as buildings and equipment. Although the floating-rate feature of these securities does not eliminate interest-rate or inflation risk, floating-rate bank loans can help an income-oriented portfolio weather the ups and downs of a full interest-rate cycle.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

Changes in your fund’s dividend

After being reduced from $0.035 to $0.028 in November 2005, the fund’s dividend increased to $0.030 in July 2006. This net reduction from the prior year reflected the fund’s short portfolio duration and its continued relative de-emphasis of high-yield bonds, which together have reduced earning capacity at this time but are expected to contribute to longer-term performance.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Though the U.S. economy could continue to slow in the months ahead, we believe that accelerating growth in Europe and Japan will keep the global economy on track. Given the Fed’s recent pause from its credit-tightening program, it remains to be seen whether inflationary pressures will prompt a resumption of rate increases in late 2006 or early 2007. However, we do expect foreign central banks to continue to tighten credit overseas in the coming months. This potential shift in “inflation-fighting” leadership and global growth dynamics means that central bank behavior is likely to be less predictable over the next 12 months. This unpredictability, coupled with an upward drift in interest rates, could represent a significant challenge to financial markets in general. We are therefore continuing to position the fund defensively with regard to both duration and credit. As part of this defensive posture, we are maintaining an emphasis on structured securities, which tend to have shorter maturities and are of higher quality. Going forward, we will remain vigilant regarding any possible disruptions to the global economy and fixed-income markets, and intend to continue our efforts to diversify the portfolio across a broad range of fixed-income sectors and securities.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Your fund’s performance

This section shows your fund’s performance for periods ended September 30, 2006, the end of its fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 9/30/06

	NAV	Market price

Annual average
Life of fund (since 4/29/88)	7.79%	6.55%

10 years	84.74	83.59
Annual average	6.33	6.26

5 years	54.35	44.93
Annual average	9.07	7.70

3 years	22.99	16.50
Annual average	7.14	5.22

1 year	6.01	4.17

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns For periods ended 9/30/06

				Lipper
	Lehman	Citigroup Non-	JPMorgan	Flexible Income
	Government/	U.S. World	Global	Funds
	Credit Bond	Government	High Yield	(closed-end)
	Index	Bond Index	Index	category average†

Annual average
(life of fund, since 4/29/88)	7.60%	6.59%	—*	7.44%

10 years	87.24	58.33	93.55%	73.40
Annual average	6.47	4.70	6.83	5.58

5 years	27.43	48.08	69.22	55.15
Annual average	4.97	8.17	11.09	8.94

3 years	9.53	13.81	30.02	23.51
Annual average	3.08	4.41	9.15	7.24

1 year	3.33	2.02	7.67	5.56

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculations for reinvested dividends may differ from actual performance.

* The inception date of the JPMorgan Global High Yield Index was 12/31/93.

Over the 1-, 3-, 5-, and 10-year periods ended 9/30/06, there were 7 funds in this Lipper category.

Fund price and distribution information For the 12-month period ended 9/30/06

Distributions

Number	12

Income	$0.349

Capital gains	—

Total	$0.349

Share value:	NAV	Market price

9/30/05	$7.07	$6.25

9/30/06	7.08	6.15

Current yield (end of period)
Current dividend rate[1]	5.08%	5.85%

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income and Core Fixed-Income High Yield teams. D. William Kohli is the Portfolio Leader. Rob Bloemker, Jeffrey Kaufman, Paul Scanlon, and David Waldman are Portfolio Members of the fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund. For a complete listing of the members of the Putnam Core Fixed-Income and Core Fixed-Income High-Yield teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of September 30, 2006, and September 30, 2005.

Trustee and Putnam employee fund ownership

As of September 30, 2006, all of the 11 Trustees then on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$31,000	$ 90,000,000

Putnam employees	$ 6,000	$418,000,000

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $940,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

D. William Kohli is also a Portfolio Leader of Putnam Diversified Income Trust and Putnam Premier Income Trust, and a Portfolio Member of Putnam Global Income Trust.

Rob Bloemker is also a Portfolio Member of Putnam American Government Income Fund, Putnam Diversified Income Trust, Putnam Income Fund, Putnam Limited Duration Government Income Fund, Putnam Premier Income Trust, and Putnam U.S. Government Income Trust.

Jeffrey Kaufman is also a Portfolio Member of Putnam Diversified Income Trust and Putnam Premier Income Trust.

Paul Scanlon is also a Portfolio Leader of Putnam Floating Rate Income Fund, Putnam High Yield Advantage Fund, and Putnam High Yield Trust. He is also a Portfolio Member of Putnam Diversified Income Trust and Putnam Premier Income Trust.

David Waldman is also a Portfolio Member of Putnam Diversified Income Trust and Putnam Premier Income Trust.

D. William Kohli, Rob Bloemker, Jeffrey Kaufman, Paul Scanlon, and David Waldman may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended September 30, 2006.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of September 30, 2006, and September 30, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•
Chief Technology Officer	2005							•

Joshua Brooks	2006							•
Deputy Head of Investments	2005							•

William Connolly	2006							•
Head of Retail Management	2005							•

Kevin Cronin	2006							•
Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•
President and CEO	2005							•

Amrit Kanwal	2006						•
Chief Financial Officer	2005						•

Steven Krichmar	2006						•
Chief of Operations	2005							•

Francis McNamara, III	2006							•
General Counsel	2005							•

Jeffrey Peters	2006							•
Head of International Business	N/A

Richard Robie, III	2006						•
Chief Administrative Officer	2005						•

Edward Shadek	2006							•
Deputy Head of Investments	2005							•

Sandra Whiston	2006						•
Head of Institutional Management	2005						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 9/30/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange and the American Stock Exchange.

Comparative indexes

Citigroup Non-U.S. World Government Bond Index is an unmanaged index of international investment-grade fixed-income securities, excluding the United States.

JPMorgan Global Diversified Emerging Markets Bond Index is an unmanaged index of global emerging-market fixed-income securities.

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Government/Credit Bond Index is an unmanaged index of U.S. Treasuries, agency securities, and investment-grade corporate bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval
of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2006. (Because PIL is an affiliate of Putnam Management and Putnam Management remain fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below include reference to PIL as necessary or appropriate in the context.) This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances-for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry-that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 67th percentile in management fees and in the 67th percentile in total expenses as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size-as has been the case for many Putnam funds in recent years-these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process-as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel-but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Flexible Income Funds (closed-end)) for the one-, three-and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

78%	45%	45%

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 8 funds in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

The Trustees noted the disappointing performance for your fund for the one-year period ended March 31, 2006. In this regard, the Trustees considered Putnam Management’s view that one factor in the fund’s relative underperformance during this period was its selection of higher quality bonds during recent periods, given market conditions. The Trustees also considered Putnam Management’s belief that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process. The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian and investor servicing agreements with Putnam Fiduciary Trust Company, which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing  of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper Flexible Income Funds (closed-end) category for the one-, five- and ten-year periods ended September 30, 2006, were 63%, 50%, and 50%, respectively. Over the one-, five- and ten-year periods ended September 30, 2006, the fund ranked 5 out of 7, 4 out of 7, and 4 out of 7 funds, respectively. Note that his more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Other information for shareholders

Important notice regarding share repurchase program

In September 2006, the Trustees of your fund approved an extension of the current share repurchase program being implemented by Putnam Investments on behalf of your fund. The plan, as extended, allows your fund to repurchase, in the 24 months ending October 6, 2007, up to 10% of the shares outstanding as of October 7, 2005.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Master Intermediate Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Master Intermediate Income Trust, including the fund’s portfolio, as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Master Intermediate Income Trust as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 9, 2006

The fund’s portfolio 9/30/06

CORPORATE BONDS AND NOTES (17.8%)*

		Principal amount	Value

Basic Materials (1.4%)
Abitibi-Consolidated, Inc.
notes 7 3/4s, 2011 (Canada)		$145,000	$132,675
Chaparral Steel Co. company
guaranty 10s, 2013		486,000	541,890
Cognis Holding GmbH & Co.
144A sr. notes 9 1/2s,
2014 (Germany)	EUR	148,000	199,829
Compass Minerals International,
Inc. sr. disc.notes stepped-coupon
Ser. B, zero % (12s, 6/1/08),
2013 ††		$285,000	265,050
Compass Minerals International,
Inc. sr. notes stepped-coupon
zero % (12 3/4s, 12/15/07),
2012 ††		775,000	748,844
Covalence Specialty Materials
Corp. 144A sr. sub. notes 10 1/4s,
2016		653,000	633,410
Crystal US Holdings, LLC sr. disc.
notes stepped-coupon Ser. A,
zero % (10s, 10/1/09), 2014 ††		444,000	356,310
Equistar Chemicals LP/Equistar
Funding Corp. company
guaranty 10 1/8s, 2008		581,000	617,313
Gerdau Ameristeel Corp. sr.
notes 10 3/8s, 2011 (Canada)		358,000	385,745
Huntsman, LLC company
guaranty 11 5/8s, 2010		260,000	287,300
Huntsman, LLC company
guaranty 11 1/2s, 2012		191,000	217,263
Jefferson Smurfit Corp. company
guaranty 7 1/2s, 2013		120,000	110,700
JSG Holding PLC 144A sr. notes
11 1/2s, 2015 (Ireland) ‡‡	EUR	181,020	235,012
Lyondell Chemical Co. company
guaranty 10 1/2s, 2013		$155,000	170,500
MDP Acquisitions PLC sr. notes
9 5/8s, 2012 (Ireland)		235,000	247,925
MDP Acquisitions PLC sr. notes
Ser. EUR, 10 1/8s, 2012
(Ireland)	EUR	440,000	607,740
Nalco Co. sr. sub. notes 9s,
2013	EUR	75,000	102,690
Nalco Co. sr. sub. notes 8 7/8s,
2013		$583,000	607,778
Novelis, Inc. 144A sr. notes 7
1/4s, 2015		760,000	722,000
PQ Corp. company guaranty
7 1/2s, 2013		92,000	87,400
Rockwood Specialties Group, Inc.
company guaranty 7 5/8s, 2014	EUR	350,000	461,042
Steel Dynamics, Inc. company
guaranty 9 1/2s, 2009		$695,000	718,456
Stone Container Corp. sr.
notes 9 3/4s, 2011		125,000	128,906
Stone Container Corp. sr.
notes 8 3/8s, 2012		240,000	230,400

CORPORATE BONDS AND NOTES (17.8%)* continued

		Principal amount	Value

Basic Materials continued
Stone Container Finance company
guaranty 7 3/8s,2014 (Canada)		$140,000	$127,400
United States Steel Corp. sr.
notes 9 3/4s, 2010		324,000	345,870
			9,289,448

Capital Goods (1.0%)
Alliant Techsystems, Inc. sr. sub.
notes 6 3/4s, 2016		223,000	219,655
Allied Waste North America, Inc.
company guaranty Ser. B,
8 1/2s, 2008		732,000	766,770
Blount, Inc. sr. sub. notes
8 7/8s, 2012		455,000	453,863
Browning-Ferris Industries, Inc.
sr. notes 6 3/8s, 2008		73,000	73,000
Crown Euro Holdings SA
company guaranty 6 1/4s, 2011
(France)	EUR	107,000	141,760
Decrane Aircraft Holdings Co.
company guaranty zero %,
2008 (acquired 7/23/04,
cost $323,523) ‡		$986,000	704,990
L-3 Communications Corp.
company guaranty 6 1/8s, 2013		2,370,000	2,304,825
L-3 Communications Corp. sr.
sub. notes 5 7/8s, 2015		854,000	811,300
Manitowoc Co., Inc. (The)
company guaranty 10 1/2s, 2012		184,000	198,260
Milacron Escrow Corp. sec.
notes 11 1/2s, 2011		123,000	116,850
Owens-Brockway Glass company
guaranty 7 3/4s, 2011		181,000	185,978
Owens-Brockway Glass sr. sec.
notes 8 3/4s, 2012		877,000	925,235
			6,902,486

Communication Services (0.8%)
American Cellular Corp. company
guaranty 9 1/2s, 2009		195,000	196,706
Cincinnati Bell, Inc. company
guaranty 7s, 2015		578,000	566,440
Digicel, Ltd. 144A sr. notes 9 1/4s,
2012 (Jamaica)		325,000	337,188
Inmarsat Finance PLC company
guaranty 7 5/8s, 2012
(United Kingdom)		223,000	229,690
Inmarsat Finance PLC company
guaranty stepped-coupon
zero % (10 3/8s, 11/15/08), 2012
(United Kingdom) ††		866,000	766,410
iPCS, Inc. sr. notes 11 1/2s, 2012		300,000	336,000
IWO Holdings, Inc. sec. FRN 9.
257s, 2012		82,000	84,255
Qwest Communications
International, Inc. company
guaranty 7 1/2s, 2014		428,000	429,070
Qwest Corp. notes 8 7/8s, 2012		1,501,000	1,637,966

CORPORATE BONDS AND NOTES (17.8%)* continued

	Principal amount	Value

Communication Services continued
Qwest Corp. sr. notes 7 5/8s, 2015	$409,000	$424,338
Rural Cellular Corp. sr. sub. notes
9 3/4s, 2010	75,000	75,469
		5,083,532

Consumer Cyclicals (3.1%)
Boyd Gaming Corp. sr. sub. notes 8 3/4s,
2012	585,000	615,713
Boyd Gaming Corp. sr. sub. notes 7 3/4s,
2012	165,000	169,331
Boyd Gaming Corp. sr. sub. notes 6 3/4s,
2014	134,000	130,985
CanWest Media, Inc. company guaranty
8s, 2012 (Canada)	337,021	332,808
Dex Media West, LLC/Dex Media
Finance Co. sr. notes Ser. B, 8 1/2s,
2010	605,000	624,663
Dex Media, Inc. notes 8s, 2013	182,000	180,635
FelCor Lodging LP company guaranty
8 1/2s, 2008 (R)	515,000	545,256
Ford Motor Credit Corp. notes 7 7/8s,
2010	245,000	238,600
Ford Motor Credit Corp. notes 7 3/8s,
2009	361,000	350,821
Ford Motor Credit Corp. sr. notes 9 7/8s,
2011	621,000	642,600
Ford Motor Credit Corp. 144A sr.
unsecd. notes 9 3/4s, 2010	444,000	458,418
General Motors Acceptance Corp. FRN
6.457s, 2007	350,000	348,033
General Motors Acceptance Corp. FRN
Ser. MTN, 6.243s, 2007	695,000	692,654
General Motors Acceptance Corp.
notes 7 3/4s, 2010	90,000	92,218
General Motors Acceptance Corp.
notes 6 7/8s, 2012	68,000	67,307
General Motors Acceptance Corp.
notes 6 3/4s, 2014	59,000	57,599
General Motors Acceptance Corp.
sr. unsub. notes 5.85s, 2009	33,000	32,355
Goodyear Tire & Rubber Co. (The) sr.
notes 9s, 2015	418,000	424,270
Host Marriott LP sr. notes Ser. M, 7s,
2012 (R)	725,000	733,156
Jostens IH Corp. company guaranty
7 5/8s, 2012	718,000	721,590
K. Hovnanian Enterprises, Inc. company
guaranty 8 7/8s, 2012	138,000	135,240
K. Hovnanian Enterprises, Inc. company
guaranty 7 3/4s, 2013	269,000	246,135
Lear Corp. company guaranty Ser. B,
8.11s, 2009	495,000	477,675
Levi Strauss & Co. sr. notes 9 3/4s, 2015	651,000	675,413
Levi Strauss & Co. sr. notes 8 7/8s, 2016	285,000	283,575
Meritage Homes Corp. company
guaranty 6 1/4s, 2015	235,000	199,750
Meritor Automotive, Inc. notes
6.8s, 2009	71,000	68,338

CORPORATE BONDS AND NOTES (17.8%)* continued

	Principal amount	Value

Consumer Cyclicals continued
MGM Mirage, Inc. company guaranty
8 1/2s, 2010	$468,000	$497,835
MGM Mirage, Inc. company guaranty
6s, 2009	1,009,000	996,388
Movie Gallery, Inc. sr. unsecd. notes
11s, 2012	190,000	121,600
Owens Corning notes 7 1/2s, 2005
(In default) † ****	534,000	275,010
Oxford Industries, Inc. sr. notes 8 7/8s,
2011	460,000	469,200
Park Place Entertainment Corp. sr.
notes 7s, 2013	495,000	508,877
Park Place Entertainment Corp.
sr. sub. notes 7 7/8s, 2010	395,000	410,800
Pinnacle Entertainment, Inc. sr. sub.
notes 8 1/4s, 2012	247,000	250,088
PRIMEDIA, Inc. sr. notes 8s, 2013	688,000	624,360
R.H. Donnelley Corp. sr. disc. notes
Ser. A-2, 6 7/8s, 2013	67,000	61,138
R.H. Donnelley Corp. sr. notes 6 7/8s,
2013	268,000	244,550
Reader’s Digest Association, Inc. (The)
sr. notes 6 1/2s, 2011	365,000	346,750
Resorts International Hotel and Casino,
Inc. company guaranty 11 1/2s, 2009	450,000	465,750
Scientific Games Corp. company
guaranty 6 1/4s, 2012	626,000	602,525
Sealy Mattress Co. sr. sub. notes 8 1/4s,
2014	735,000	749,700
Standard Pacific Corp. sr. notes 7 3/4s,
2013	101,000	95,445
Starwood Hotels & Resorts Worldwide,
Inc. debs. 7 3/8s, 2015	339,000	343,238
Station Casinos, Inc. sr. notes 6s, 2012	470,000	453,550
Tenneco Automotive, Inc. company
guaranty 8 5/8s, 2014	73,000	72,088
Tenneco Automotive, Inc. sec. notes
Ser. B, 10 1/4s, 2013	302,000	327,670
Texas Industries, Inc. sr. unsecd. notes
7 1/4s, 2013	161,000	161,000
THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	604,000	570,780
Trump Entertainment Resorts, Inc. sec.
notes 8 1/2s, 2015	117,000	111,881
United Auto Group, Inc. company
guaranty 9 5/8s, 2012	515,000	545,900
Vertis, Inc. company guaranty Ser. B,
10 7/8s, 2009	661,000	661,000
Vertis, Inc. 144A sub. notes 13 1/2s,
2009	285,000	259,350
Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1stmtge. 6 5/8s, 2014	555,000	538,350
		20,309,961

Consumer Staples (2.7%)
Affinity Group, Inc. sr. sub. notes
9s, 2012	545,000	545,000
AMC Entertainment, Inc. sr. sub. notes
8s, 2014	456,000	428,640

CORPORATE BONDS AND NOTES (17.8%)* continued

	Principal amount	Value

Consumer Staples continued
Archibald Candy Corp. company
guaranty 10s, 2007 (In default) (F) †	$90,153	$4,711
Avis Budget Care Rental, LLC 144A sr.
notes 7 3/4s, 2016	285,000	275,738
Brand Services, Inc. company guaranty
12s, 2012	565,000	632,800
Cablevision Systems Corp. sr. notes
Ser. B, 8s, 2012	167,000	169,088
CCH I, LLC/Capital Corp. sec. notes
11s, 2015	1,347,000	1,225,770
CCH I Holdings, LLC company guaranty
stepped-coupon zero % (12 1/8s,
1/15/07), 2015 ††	49,000	33,443
CCH II, LLC/Capital Corp. sr. notes
Ser. B, 10 1/4s, 2010	259,000	262,885
CCH, LLC/Capital Corp. sr. notes
10 1/4s, 2010	86,000	87,720
Church & Dwight Co., Inc. company
guaranty 6s, 2012	444,000	425,130
Cinemark USA, Inc. sr. sub.
notes 9s, 2013	20,000	20,750
Cinemark, Inc. sr. disc. notes
stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 ††	990,000	789,525
Constellation Brands, Inc. company
guaranty Ser. B, 8s, 2008	825,000	845,625
Constellation Brands, Inc. sr. sub.
notes Ser. B, 8 1/8s, 2012	425,000	442,000
CSC Holdings, Inc. sr. notes Ser. B,
7 5/8s, 2011	595,000	610,619
CSC Holdings, Inc. 144A sr. notes
7 1/4s, 2012	1,068,000	1,063,995
Dean Foods Co. company guaranty 7s,
2016	264,000	264,000
Dean Foods Co. sr. notes 6 5/8s, 2009	445,000	446,669
Del Monte Corp. company guaranty
6 3/4s, 2015	320,000	308,800
Del Monte Corp. sr. sub. notes
8 5/8s, 2012	560,000	587,300
DirecTV Holdings, LLC company
guaranty 6 3/8s, 2015	1,026,000	964,440
Echostar DBS Corp. company guaranty
6 5/8s, 2014	2,119,000	2,015,699
Interpublic Group of Companies, Inc.
notes 6 1/4s, 2014	118,000	102,070
Jean Coutu Group, Inc. sr. notes 7 5/8s,
2012 (Canada)	509,000	535,086
Pinnacle Foods Holding Corp. sr. sub.
notes 8 1/4s, 2013	741,000	741,926
Playtex Products, Inc. company guaranty
9 3/8s, 2011	170,000	177,650
Playtex Products, Inc. sec. notes 8s,
2011	770,000	798,875
Prestige Brands, Inc. sr. sub. notes
9 1/4s, 2012	450,000	452,250
Rainbow National Services, LLC 144A
sr. notes 8 3/4s, 2012	482,000	515,740

CORPORATE BONDS AND NOTES (17.8%)* continued

	Principal amount	Value

Consumer Staples continued
Remington Arms Co., Inc. company
guaranty 10 1/2s, 2011	$302,000	$277,840
Sbarro, Inc. company guaranty 11s,
2009	726,000	738,705
Scotts Co. (The) sr. sub. notes 6 5/8s,
2013	255,000	248,944
Six Flags, Inc. sr. notes 9 5/8s, 2014	370,000	329,300
Young Broadcasting, Inc. company
guaranty 10s, 2011	431,000	402,446
Young Broadcasting, Inc. sr. sub. notes
8 3/4s, 2014	365,000	310,250
		18,081,429

Energy (3.9%)
Arch Western Finance, LLC sr. notes
6 3/4s, 2013	1,347,000	1,293,120
Bluewater Finance, Ltd. company
guaranty 10 1/4s, 2012
(Cayman Islands)	487,000	493,088
CHC Helicopter Corp. sr. sub. notes
7 3/8s, 2014 (Canada)	812,000	765,310
Chesapeake Energy Corp. company
guaranty 7 3/4s, 2015	269,000	274,380
Chesapeake Energy Corp. sr. notes
7 1/2s, 2013	1,031,000	1,046,465
Chesapeake Energy Corp. sr. notes
7s, 2014	279,000	275,861
Comstock Resources, Inc. sr. notes
6 7/8s, 2012	510,000	486,413
Dresser, Inc. company guaranty
10 1/8s, 2011	476,000	498,610
EXCO Resources, Inc. company
guaranty 7 1/4s, 2011	725,000	708,688
Forest Oil Corp. sr. notes 8s, 2011	540,000	558,900
Forest Oil Corp. sr. notes 8s, 2008	335,000	343,375
Gazprom OAO 144A notes 9 5/8s,
2013 (Germany)	9,080,000	10,748,450
Harvest Operations Corp. sr. notes
7 7/8s, 2011 (Canada)	584,000	541,660
Hornbeck Offshore Services, Inc. sr.
notes Ser. B, 6 1/8s, 2014	517,000	482,749
Massey Energy Co. sr. notes 6 5/8s,
2010	774,000	754,650
Newfield Exploration Co. sr. notes
7 5/8s, 2011	700,000	721,000
Newfield Exploration Co. sr. sub.
notes 6 5/8s, 2014	348,000	340,605
Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013	655,000	614,063
Oslo Seismic Services, Inc. 1st mtge.
8.28s, 2011	458,704	470,201
Pacific Energy Partners/Pacific Energy
Finance Corp. sr. notes 7 1/8s, 2014	355,000	362,100
PetroHawk Energy Corp. 144A sr.
notes 9 1/8s, 2013	870,000	874,350
Plains Exploration & Production Co.
sr. notes 7 1/8s, 2014	620,000	647,900

CORPORATE BONDS AND NOTES (17.8%)* continued

	Principal amount	Value

Energy continued
Plains Exploration & Production Co.
sr. sub. notes 8 3/4s, 2012	$485,000	$512,888
Pogo Producing Co. sr. sub. notes
Ser. B, 8 1/4s, 2011	670,000	688,425
Pride International, Inc. sr. notes
7 3/8s, 2014	826,000	850,780
Seabulk International, Inc. company
guaranty 9 1/2s, 2013	402,000	438,180
		25,792,211

Financial (1.9%)
Bosphorus Financial Services, Ltd.
144A sec. FRN 7.205s, 2012
(Cayman Islands)	1,445,000	1,434,641
Crescent Real Estate Equities LP notes
7 1/2s, 2007 (R)	310,000	312,325
Finova Group, Inc. notes 7 1/2s, 2009	439,620	123,094
Pemex Finance, Ltd. bonds 9.69s, 2009
(Cayman Islands)	609,000	644,824
Pemex Project Funding Master Trust
company guaranty 5 3/4s, 2015	4,060,000	3,966,620
Pemex Project Funding Master Trust 144A
company guaranty 5 3/4s, 2015	1,778,000	1,737,106
UBS Luxembourg SA for Sberbank unsec.
sub. notes stepped-coupon 6.23s
(7.429s, 2/11/10), 2015 (Luxembourg) ††	1,400,000	1,398,600
VTB Capital SA 144A notes 7 1/2s, 2011
(Luxembourg)	3,010,000	3,198,125
		12,815,335

Health Care (1.2%)
Community Health Systems, Inc.
sr. sub. notes 6 1/2s, 2012	183,000	174,994
DaVita, Inc. company guaranty 6 5/8s,
2013	175,000	170,844
Extendicare Health Services, Inc.
sr. sub. notes 6 7/8s, 2014	312,000	333,840
HCA, Inc. debs. 7.19s, 2015	51,000	42,462
HCA, Inc. notes 6 3/8s, 2015	212,000	171,190
HCA, Inc. notes 5 3/4s, 2014	260,000	204,100
MedQuest, Inc. company guaranty
Ser. B, 11 7/8s, 2012	595,000	517,650
Omnicare, Inc. sr. sub. notes 6 1/8s,
2013	740,000	699,300
Service Corp. International notes 6 1/2s,
2008	110,000	110,000
Service Corp. International 144A sr.
notes 8s, 2017	170,000	162,775
Service Corporation International
sr. notes 6 3/4s, 2016	535,000	512,931
Stewart Enterprises, Inc. sr. notes
6 1/4s, 2013	724,000	669,700
Tenet Healthcare Corp. notes
7 3/8s, 2013	390,000	351,488
Tenet Healthcare Corp. sr. notes
9 7/8s, 2014	835,000	831,869
Triad Hospitals, Inc. sr. notes 7s,
2012	825,000	816,750

CORPORATE BONDS AND NOTES (17.8%)* continued

		Principal amount	Value

Health Care continued
Triad Hospitals, Inc. sr. sub.
notes 7s, 2013		$211,000	$204,934
US Oncology, Inc. company
guaranty 9s, 2012		420,000	434,700
Vanguard Health Holding Co. II,
LLC sr. sub. notes 9s, 2014		556,000	539,320
Ventas Realty LP/Capital Corp.
company guaranty 9s, 2012 (R)		305,000	340,075
Ventas Realty LP/Capital Corp.
company guaranty 6 3/4s, 2010 (R)		201,000	204,518
Ventas Realty LP/Capital Corp.
sr. notes 6 5/8s, 2014 (R)		173,000	173,433
			7,666,873

Technology (0.5%)
Advanced Micro Devices, Inc. sr.
notes 7 3/4s, 2012		334,000	339,010
Freescale Semiconductor, Inc. sr.
notes Ser. B, 7 1/8s, 2014		1,229,000	1,318,103
Iron Mountain, Inc. company
guaranty 8 5/8s, 2013		700,000	715,750
New ASAT Finance, Ltd. company
guaranty 9 1/4s, 2011(Cayman
Islands)		13,000	9,880
SunGard Data Systems, Inc.
company guaranty 9 1/8s, 2013		340,000	351,900
Xerox Corp. sr. notes 9 3/4s,
2009	EUR	195,000	272,303
Xerox Corp. sr. notes 7 5/8s,
2013		$278,000	291,900
Xerox Corp. unsec. sr. notes
6 3/4s, 2017		233,000	236,495
			3,535,341

Transportation (0.1%)
CalAir, LLC/CalAir Capital Corp.
company guaranty 8 1/8s, 2008		760,000	744,800

Utilities & Power (1.2%)
AES Corp. (The) sr. notes 8 7/8s,
2011		54,000	57,780
AES Corp. (The) 144A sec. notes
8 3/4s, 2013		460,000	492,200
CMS Energy Corp. sr. notes 8.9s,
2008		600,000	628,500
CMS Energy Corp. sr. notes 7 3/4s,
2010		180,000	189,000
Colorado Interstate Gas Co. sr. notes
5.95s, 2015		174,000	166,400
Edison Mission Energy 144A sr. notes
7 3/4s, 2016		146,000	147,825
Edison Mission Energy 144A sr. notes
7 1/2s, 2013		172,000	173,720
El Paso Corp. sr. notes Ser. *, 6 3/8s,
2009		200,000	199,500
El Paso Natural Gas Co. sr. notes
Ser. A, 7 5/8s, 2010		365,000	377,319

CORPORATE BONDS AND NOTES (17.8%)* continued

	Principal amount	Value

Utilities & Power continued
El Paso Production Holding Co.
company guaranty 7 3/4s, 2013	$993,000	$1,015,343
Ferrellgas LP/Finance sr. notes
6 3/4s, 2014	520,000	508,300
Mission Energy Holding Co. sec.
notes 13 1/2s, 2008	749,000	836,071
Monongahela Power Co. 1st mtge.
6.7s, 2014	400,000	426,204
NRG Energy, Inc. sr. notes 7 3/8s,
2016	235,000	233,531
Orion Power Holdings, Inc. sr. notes
12s, 2010	655,000	741,788
SEMCO Energy, Inc. sr. notes 7 3/4s,
2013	517,000	519,499
Teco Energy, Inc. notes 7.2s, 2011	185,000	192,863
Teco Energy, Inc. notes 7s, 2012	280,000	289,800
Teco Energy, Inc. sr. notes 6 3/4s, 2015	32,000	32,800
Utilicorp Canada Finance Corp. company
guaranty 7 3/4s, 2011 (Canada)	612,000	642,600
Utilicorp United, Inc. sr. notes 9.95s,
2011	18,000	19,743
Williams Cos., Inc. (The) notes
8 1/8s, 2012	150,000	160,125
Williams Cos., Inc. (The) 144A notes
6 3/8s, 2010	172,000	171,140
York Power Funding 144A notes 12s,
2007 (Cayman Islands)
(In default) (F) †	203,730	16,991
		8,239,042

Total corporate bonds and notes
(cost $118,271,487)		$118,460,458

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (4.4%)*

	Principal amount	Value

Federal National Mortgage Association
Pass-Through Certificates
8s, October 1, 2025	$6,246	$6,622
6 1/2s, June 1, 2036	52,989	53,983
6 1/2s, October 1, 2018	18,193	18,753
6s, TBA, October 1, 2021	11,400,000	11,571,000
5 1/2s, April 1, 2036	46,389	45,700
5 1/2s, with due dates from
March 1, 2020 to January 1, 2021	986,279	986,496
5s, May 1, 2021	121,048	118,949
4 1/2s, with due dates from
September 1, 2020 to June 1, 2034	3,004,238	2,815,318
4 1/2s, TBA, October 1, 2021	6,900,000	6,655,265
4 1/2s, TBA, November 1, 2021	6,900,000	6,655,265

Total U.S. government and agency
mortgage obligations (cost $28,820,550)		$28,927,351

U.S. TREASURY OBLIGATIONS (10.8%)*

		Principal amount	Value

U.S. Treasury Notes
6 1/2s, February 15, 2010		$7,500,000 $	7,937,109
4 1/4s, August 15, 2013		38,008,000	37,212,208
3 1/4s, August 15, 2008		27,242,000	26,539,669

Total U.S. treasury obligations
(cost $73,614,704)			$ 71,688,986

FOREIGN GOVERNMENT BONDS AND NOTES (14.1%)*

		Principal amount	Value

Argentina (Republic of ) FRB 5.59s,
2012		$8,133,750	$ 7,503,436
Austria (Republic of ) 144A
notes Ser. EMTN, 3.8s, 2013	EUR	1,390,000	1,775,539
Brazil (Federal Republic of )
bonds 10 1/2s, 2014		$1,018,000	1,279,117
Brazil (Federal Republic of )
bonds 12 1/2s, 2016		1,405,000	652,622
Brazil (Federal Republic of )
notes 11s, 2012		7,240,000	8,861,760
Canada (Government of ) bonds
Ser. WH31, 6s, 2008	CAD	3,680,000	3,406,821
Colombia (Republic of )
notes 10s, 2012		$3,697,000	4,307,005
Colombia (Republic of )
notes 12s, 2015	COP	450,000,000	216,239
France (Government of ) bonds
4s, 2013	EUR	4,730,000	6,110,838
France (Government of ) bonds
Ser. OATe, 3s, 2012	EUR	4,329,160	5,933,494
Germany (Federal Republic of )
bonds Ser. 97, 6s, 2007	EUR	5,500,000	7,088,210
Germany (Federal Republic of )
bonds Ser. 97, 6s, 2007	EUR	5,000,000	6,374,165
Ireland (Republic of ) bonds 5s,
2013	EUR	7,500,000	10,242,361
Japan (Government of ) CPI
Linked bonds Ser. 8, 1s, 2016	JPY	1,114,545,000	9,382,760
Russia (Ministry of Finance) debs.
Ser. V, 3s, 2008		$2,445,000	2,347,200
South Africa (Republic of )
notes 7 3/8s, 2012		1,495,000	1,618,338
South Africa (Republic of )
notes 6 1/2s, 2014		1,330,000	1,393,175
Spain (Government of ) bonds
5.4s, 2011	EUR	1,000,000	1,363,140
Spain (Kingdom of ) bonds
5s, 2012	EUR	800,000	1,083,105
Sweden (Government of )
debs. Ser. 1041, 6 3/4s, 2014	SEK	30,690,000	5,050,561
United Mexican States notes
6 5/8s, 2015		$4,530,000	4,824,450
Venezuela (Republic of )
notes 10 3/4s, 2013		2,150,000	2,628,375

Total foreign government bonds
and notes (cost $89,911,434)			$93,442,711

COLLATERALIZED MORTGAGE OBLIGATIONS (12.9%)*

		Principal amount	Value

Amresco Commercial Mortgage
Funding I Ser. 97-C1,
Class G, 7s, 2029		$434,000 $	434,878
Banc of America Commercial
Mortgage, Inc. Ser. 01-1,
Class G, 7.324s, 2036		325,000	345,027
Banc of America Commercial
Mortgage, Inc.
144A
Ser. 01-1, Class J, 6 1/8s, 2036		163,000	164,207
Ser. 01-1, Class K, 6 1/8s, 2036		367,000	293,332
Banc of America Large Loan 144A
FRB Ser. 02-FL2A, Class L1,
8.33s, 2014		141,000	141,000
FRB Ser. 02-FL2A, Class K1,
7.83s, 2014		100,000	99,850
FRB Ser. 05-MIB1, Class K,
7.33s, 2022		645,000	638,342
FRB Ser. 05-ESHA, Class K,
7.13s, 2020		712,000	712,355
FRB Ser. 06-LAQ, Class M,
7.018s, 2021		548,000	549,655
FRB Ser. 06-LAQ, Class L,
6.918s, 2021		342,000	343,554
Bear Stearns Commercial
Mortgage Securities, Inc.
144A FRB Ser. 05-LXR1, Class J,
6.98s, 2018		696,000	696,000
Bear Stearns Commercial
Mortgage Securitization Corp.
Ser. 00-WF2, Class F, 8.453s,
2032		410,000	459,248
Broadgate Financing PLC sec.
FRB Ser. D, 5.553s,
2023 (United Kingdom)	GBP	460,750	858,047
Commercial Mortgage Pass-
Through Certificates 144A
FRB Ser. 05-F10A, Class A1,
5.43s, 2017		$2,660,647	2,660,267
Countrywide Alternative
Loan Trust
FRB Ser. 06-OA10, Class XBI,
Interest Only (IO),
1.401s, 2046		6,196,123	294,316
IFB Ser. 06-19CB, Class A2,
IO, zero %, 2036		463,476	1,358
IFB Ser. 06-20CB, Class A14,
IO, zero %, 2036		647,046	1,213
IFB Ser. 06-14CB, Class A9,
IO, zero %, 2036		1,191,150	7,166
IFB Ser. 06-6CB, Class 1A3,
IO, zero %, 2036		7,598,805	20,184
CRESI Finance Limited Partnership
144A FRB Ser. 06-A, Class C,
5.924s, 2017		251,000	250,999

COLLATERALIZED MORTGAGE OBLIGATIONS (12.9%)* continued

		Principal amount	Value

CS First Boston Mortgage
Securities Corp. 144A
FRB Ser. 05-TFLA, Class L,
7.18s, 2020		$699,000 $	698,994
FRB Ser. 05-TFLA, Class K,
6.63s, 2020		388,000	387,997
Ser. 98-C1, Class F, 6s, 2040		966,000	969,605
Ser. 02-CP5, Class M,
5 1/4s, 2035		354,000	322,361
Deutsche Mortgage & Asset
Receiving Corp. Ser. 98-C1,
Class X, IO, 0.982s, 2031		16,751,086	266,802
DLJ Commercial Mortgage Corp.
Ser. 98-CF2, Class B4, 6.04s,
2031		286,492	290,689
Ser. 98-CF2, Class B5, 5.95s,
2031		915,958	870,197
DLJ Mortgage Acceptance Corp.
144A
Ser. 97-CF1, Class B2, 8.16s,
2030		275,000	220,000
Ser. 97-CF1, Class B1, 7.91s,
2030		266,000	268,279
European Loan Conduit FRB
Ser. 6X, Class E, 6.49s,
2010 (United Kingdom)	GBP	358,417	670,419
European Loan Conduit 144A
FRB Ser. 6A, Class F, 6.99s,
2010 (United Kingdom)	GBP	128,006	239,483
FRB Ser. 22A, Class D, 5.59s,
2014 (Ireland)	GBP	507,000	946,924
European Prime Real Estate
PLC 144A FRB Ser. 1-A,
Class D, 5.608s, 2014
(United Kingdom)	GBP	352,516	656,814
Fannie Mae
IFB Ser. 06-70, Class BS, 14.56s,
2036		$311,429	371,869
IFB Ser. 06-62, Class PS, 7.92s,
2036		838,738	930,297
IFB Ser. 06-76, Class QB, 7.62s,
2036		2,007,080	2,215,705
IFB Ser. 06-70, Class SJ, 7.62s,
2036		139,278	155,886
Ser. 04-W8, Class 3A, 7 1/2s,
2044		413,793	435,405
Ser. 04-W2, Class 5A, 7 1/2s,
2044		1,424,909	1,498,641
Ser. 04-T2, Class 1A4, 7 1/2s,
2043		348,904	366,754
Ser. 03-W4, Class 4A, 7 1/2s,
2042		109,094	113,974
Ser. 03-W3, Class 1A3, 7 1/2s,
2042		226,854	237,660
Ser. 02-T19, Class A3, 7 1/2s,
2042		282,810	296,306
Ser. 03-W2, Class 1A3, 7 1/2s,
2042		5,073	5,316
Ser. 02-W1, Class 2A, 7 1/2s,
2042		443,639	461,963

COLLATERALIZED MORTGAGE OBLIGATIONS (12.9%)* continued

	Principal amount	Value

Fannie Mae
Ser. 02-14, Class A2, 7 1/2s, 2042	$2,258	$2,360
Ser. 01-T10, Class A2, 7 1/2s, 2041	284,308	296,400
Ser. 02-T4, Class A3, 7 1/2s, 2041	1,355	1,414
Ser. 01-T8, Class A1, 7 1/2s, 2041	3,729	3,879
Ser. 01-T7, Class A1, 7 1/2s, 2041	1,130,427	1,174,100
Ser. 01-T3, Class A1, 7 1/2s, 2040	175,907	183,094
Ser. 01-T1, Class A1, 7 1/2s, 2040	543,384	566,428
Ser. 99-T2, Class A1, 7 1/2s, 2039	223,975	235,286
Ser. 00-T6, Class A1, 7 1/2s, 2030	108,376	113,145
Ser. 02-W7, Class A5, 7 1/2s,
2029	189,020	197,817
Ser. 01-T4, Class A1, 7 1/2s, 2028	511,737	539,264
Ser. 02-W3, Class A5, 7 1/2s,
2028	1,140	1,191
IFB Ser. 06-63, Class SP, 7.32s,
2036	2,182,220	2,397,060
IFB Ser. 06-60, Class TK, 7.28s,
2036	575,910	605,544
Ser. 04-W12, Class 1A3, 7s,
2044	413,658	429,755
Ser. 01-T10, Class A1, 7s, 2041	1,109,435	1,143,964
IFB Ser. 05-74, Class CS, 5.363s,
2035	673,828	678,115
IFB Ser. 05-74, Class CP, 5.207s,
2035	591,031	602,246
IFB Ser. 05-76, Class SA, 5.207s,
2034	837,411	839,484
IFB Ser. 06-27, Class SP, 5.023s,
2036	791,000	802,785
IFB Ser. 06-8, Class HP, 5.023s,
2036	970,446	978,272
IFB Ser. 06-8, Class WK, 5.023s,
2036	1,487,929	1,484,995
IFB Ser. 05-106, Class US, 5.023s,
2035	1,441,799	1,466,012
IFB Ser. 05-99, Class SA, 5.023s,
2035	706,279	706,103
IFB Ser. 05-114, Class SP, 4.923s,
2036	410,334	396,998
IFB Ser. 06-60, Class CS, 4.547s,
2036	946,410	907,462
IFB Ser. 05-95, Class CP, 4.059s,
2035	111,401	109,993
IFB Ser. 05-95, Class OP, 3.892s,
2035	360,000	334,776
IFB Ser. 05-83, Class QP, 3.536s,
2034	228,318	212,634
IFB Ser. 02-36, Class QH, IO, 2.72s,
2029	161,580	1,545
IFB Ser. 06-90, Class SE, IO, 2.47s,
2036	2,567,619	232,089
IFB Ser. 03-66, Class SA, IO, 2.32s,
2033	1,280,856	98,466
IFB Ser. 03-48, Class S, IO, 2.22s,
2033	571,911	44,234
IFB Ser. 05-113, Class AI, IO, 1.9s,
2036	854,337	58,741

COLLATERALIZED MORTGAGE OBLIGATIONS (12.9%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 05-113, Class DI, IO, 1.9s,
2036	$7,241,512	$428,060
IFB Ser. 06-60, Class DI, IO, 1.74s,
2035	2,566,384	135,546
IFB Ser. 05-95, Class CI, IO, 1.37s,
2035	1,465,857	89,674
IFB Ser. 05-84, Class SG, IO, 1.37s,
2035	2,584,374	152,145
IFB Ser. 05-69, Class AS, IO, 1.37s,
2035	675,176	36,189
IFB Ser. 04-92, Class S, IO, 1.37s,
2034	2,074,746	119,622
IFB Ser. 05-104, Class SI, IO, 1.37s,
2033	3,454,660	204,308
IFB Ser. 05-83, Class QI, IO, 1.36s,
2035	378,091	25,848
IFB Ser. 05-92, Class SC, IO, 1.35s,
2035	3,452,985	201,762
IFB Ser. 05-83, Class SL, IO, 1.34s,
2035	6,630,210	327,086
IFB Ser. 06-20, Class IG, IO, 1.32s,
2036	9,172,246	397,928
IFB Ser. 06-45, Class SM, IO, 1.27s,
2036	2,242,457	99,789
IFB Ser. 06-20, Class IB, IO, 1.26s,
2036	3,930,462	164,457
IFB Ser. 05-95, Class OI, IO, 1.26s,
2035	212,607	14,622
IFB Ser. 06-85, Class TS, IO, 1.23s,
2036	2,929,877	124,741
IFB Ser. 03-112, Class SA, IO, 1.17s,
2028	1,267,589	38,407
Ser. 03-W17, Class 12, IO, 1.159s,
2033	2,880,048	112,132
Ser. 03-W10, Class 1A, IO, 1.041s,
2043	4,210,192	66,466
Ser. 03-W10, Class 3A, IO, 1.024s,
2043	5,038,303	89,483
IFB Ser. 05-67, Class BS, IO, 0.82s,
2035	1,705,918	49,813
IFB Ser. 05-74, Class SE, IO, 0.77s,
2035	2,333,160	66,035
IFB Ser. 05-87, Class SE, IO, 0.72s,
2035	12,785,667	356,222
IFB Ser. 04-54, Class SW, IO, 0.67s,
2033	793,092	22,972
Ser. 02-T18, IO, 0.524s, 2042	8,022,748	101,196
Ser. 06-84, Class OP, Principal
Only (PO) zero %, 2036	130,291	122,962
Ser. 371, Class 1, PO, zero %, 2036	517,288	436,481
Ser. 05-113, Class DO, PO, zero %,
2036	1,112,959	895,563
Ser. 367, Class 1, PO, zero %,
2036	783,150	578,550
Ser. 363, Class 1, PO, zero %,
2035	4,322,166	3,193,406
Ser. 361, Class 1, PO, zero %,
2035	3,091,887	2,476,506

COLLATERALIZED MORTGAGE OBLIGATIONS (12.9%)* continued

	Principal amount	Value

Fannie Mae
Ser. 04-38, Class AO, PO, zero %,
2034	$372,501	$269,772
Ser. 342, Class 1, PO, zero %, 2033	266,566	208,379
Ser. 02-82, Class TO, PO, zero %,
2032	235,500	189,062
Ser. 04-61, Class CO, PO, zero %,
2031	517,000	414,812
Ser. 99-51, Class N, PO, zero %,
2029	82,135	67,684
FRB Ser. 05-117, Class GF, zero %,
2036	336,822	317,086
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-59, Class 1A3, 7 1/2s, 2043	450,019	474,292
Ser. T-58, Class 4A, 7 1/2s, 2043	7,185	7,524
Ser. T-41, Class 3A, 7 1/2s, 2032	1,089,544	1,136,563
Ser. T-60, Class 1A2, 7s, 2044	2,113,932	2,193,725
Ser. T-57, Class 1AX, IO, 0.005s,
2043	2,673,542	29,516
FFCA Secured Lending Corp. Ser. 00-1,
Class X, IO, 1.381s, 2020	5,884,428	325,914
Freddie Mac
IFB Ser. 3153, Class UK, 7.44s,
2036	214,182	243,563
IFB Ser. 3182, Class PS, 7.28s,
2032	233,772	255,268
IFB Ser. 3081, Class DC, 5.175s,
2035	575,857	571,231
IFB Ser. 3114, Class GK, 5.08s,
2036	379,137	378,189
IFB Ser. 2979, Class AS, 4.73s,
2034	252,589	250,221
IFB Ser. 3065, Class DC, 3.87s,
2035	861,040	796,778
IFB Ser. 3050, Class SA, 3.55s,
2034	619,779	563,876
IFB Ser. 2828, Class TI, IO, 1.72s,
2030	824,852	49,491
IFB Ser. 3033, Class SF, IO, 1.47s,
2035	1,211,513	48,461
IFB Ser. 3028, Class ES, IO, 1.42s,
2035	4,155,854	292,150
IFB Ser. 3042, Class SP, IO, 1.42s,
2035	972,721	61,962
IFB Ser. 3045, Class DI, IO, 1.4s,
2035	10,980,079	487,077
IFB Ser. 3054, Class CS, IO, 1.37s,
2035	957,129	47,707
IFB Ser. 3107, Class DC, IO, 1.37s,
2035	4,355,380	300,755
IFB Ser. 3066, Class SI, IO, 1.37s,
2035	2,817,422	190,248
IFB Ser. 3031, Class BI, IO, 1.36s,
2035	790,228	56,338
IFB Ser. 3067, Class SI, IO, 1.32s,
2035	3,286,073	227,032
IFB Ser. 3114, Class TS, IO, 1.32s,
2030	5,425,610	244,086

COLLATERALIZED MORTGAGE OBLIGATIONS (12.9%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3114, Class BI, IO, 1.32s,
2030	$2,308,365	$98,004
IFB Ser. 3065, Class DI, IO, 1.29s,
2035	619,296	40,448
IFB Ser. 3174, Class BS, IO, 1.19s,
2036	4,011,932	159,606
IFB Ser. 3152, Class SY, IO, 1.15s,
2036	3,493,373	224,269
IFB Ser. 3081, Class DI, IO, 1.15s,
2035	810,181	44,681
IFB Ser. 3199, Class S, IO, 1.12s,
2036	2,927,718	142,383
IFB Ser. 3016, Class SP, IO, 0.78s,
2035	813,224	24,153
IFB Ser. 3016, Class SQ, IO, 0.78s,
2035	1,935,445	61,354
IFB Ser. 2937, Class SY, IO, 0.77s,
2035	745,662	19,536
IFB Ser. 2815, Class S, IO, 0.67s,
2032	1,874,227	52,606
Ser. 3174, PO, zero %, 2036	152,869	124,335
Ser. 236, PO, zero %, 2036	734,183	576,227
Ser. 3045, Class DO, PO, zero %,
2035	839,648	675,770
Ser. 231, PO, zero %, 2035	5,340,429	3,982,889
Ser. 228, PO, zero %, 2035	3,101,294	2,426,934
Ser. 3130, Class KO, PO, zero %,
2034	149,394	117,495
Ser. 215, PO, zero %, 2031	165,012	135,080
Ser. 2235, PO, zero %, 2030	196,761	156,148
FRB Ser. 3022, Class TC, zero %,
2035	145,750	156,021
FRB Ser. 2986, Class XT, zero %,
2035	88,284	90,409
FRB Ser. 3046, Class WF, zero %,
2035	203,095	198,357
FRB Ser. 3054, Class XF, zero %,
2034	90,493	89,771
GE Capital Commercial Mortgage
Corp. 144A
Ser. 00-1, Class F, 7.787s, 2033	170,000	181,710
Ser. 00-1, Class G, 6.131s, 2033	596,000	535,595
GMAC Commercial Mortgage Securities,
Inc. 144A Ser. 99-C3, Class G, 6.974s,
2036	529,968	534,135
Government National Mortgage
Association
IFB Ser. 05-66, Class SP, 3.067s,
2035	524,562	479,323
IFB Ser. 06-26, Class S, IO, 1.17s,
2036	866,154	42,815
IFB Ser. 05-65, Class SI, IO, 1.02s,
2035	2,072,610	83,300
IFB Ser. 05-68, Class SI, IO, 0.97s,
2035	6,925,834	310,825
IFB Ser. 06-14, Class S, IO, 0.92s,
2036	2,075,812	76,597
IFB Ser. 05-51, Class SJ, IO, 0.87s,
2035	2,052,114	86,735

COLLATERALIZED MORTGAGE OBLIGATIONS (12.9%)* continued

		Principal amount	Value

Government National Mortgage
Association
IFB Ser. 05-68, Class S, IO, 0.87s,
2035		4,025,574	$165,403
Ser. 98-2, Class EA, PO, zero %,
2028		81,546	66,623
GS Mortgage Securities Corp. II 144A
FRB Ser. 03-FL6A, Class L, 8.58s,
2015		214,000	215,204
LB Commercial Conduit Mortgage
Trust 144A Ser. 99-C1, Class G, 6.41s,
2031		253,101	238,076
Lehman Brothers Floating Rate
Commercial Mortgage
Trust 144A FRB Ser. 03-LLFA,
Class L, 9.08s, 2014		876,000	876,876
Lehman Mortgage Trust
IFB Ser. 06-5, Class 2A2, IO,
1.82s, 2036		2,479,000	90,274
IFB Ser. 06-5, Class 1A3, IO, 0.07s,
2036		907,000	4,498
IFB Ser. 06-4, Class 1A3, IO, 0.07s,
2036		1,238,991	10,914
Mach One Commercial Mortgage
Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040		594,000	490,541
Ser. 04-1A, Class K, 5.45s, 2040		212,000	170,600
Ser. 04-1A, Class L, 5.45s, 2040		96,000	70,857
Merrill Lynch Mortgage Investors, Inc.
Ser. 96-C2, Class JS, IO, 2.174s,
2028		3,398,385	207,753
Mezz Cap Commercial Mortgage
Trust 144A Ser. 04-C1, Class X, IO,
8.05s, 2037		1,017,430	367,229
Morgan Stanley Capital I Ser. 98-CF1,
Class E, 7.35s, 2032		1,252,000	1,306,457
Morgan Stanley Capital I 144A Ser.
04-RR, Class F7, 6s, 2039		1,730,000	1,237,988
Mortgage Capital Funding, Inc.
FRB Ser. 98-MC2, Class E,
7 1/4s, 2030		327,112	336,105
Ser. 97-MC2, Class X, IO,
1.457s, 2012		1,968,464	11,303
Permanent Financing PLC FRB
Ser. 8, Class 2C, 5.7s,
2042 (United Kingdom)		500,000	499,999
PNC Mortgage Acceptance Corp.
144A Ser. 00-C1,Class J, 6 5/8s,
2010		123,000	116,544
Quick Star PLC FRB Ser. 1,
Class D, 5.59s, 2011
(United Kingdom)	GBP	322,135	601,652
SBA CMBS Trust 144A Ser.
05-1A, Class E, 6.706s, 2035		$303,000	302,876
STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018
(Cayman Islands)		162,000	136,770
Ser. 03-1A, Class N, 5s, 2018
(Cayman Islands)		193,000	149,575

COLLATERALIZED MORTGAGE OBLIGATIONS (12.9%)* continued

		Principal amount	Value

STRIPS 144A
Ser. 04-1A, Class M, 5s, 2018
(Cayman Islands)		$174,000	$146,269
Ser. 04-1A, Class N, 5s, 2018
(Cayman Islands)		167,000	129,360
Titan Europe PLC 144A
FRB Ser. 05-CT1A, Class D,
5.79s, 2014 (Ireland)	GBP	626,798	1,170,671
FRB Ser. 05-CT2A, Class E,
5.763s, 2014 (Ireland)	GBP	344,000	642,489
FRB Ser. 04-2A, Class D,
3.992s, 2014 (Ireland)	EUR	350,545	444,000
FRB Ser. 04-2A, Class C,
3.592s, 2014 (Ireland)	EUR	156,367	198,055
URSUS EPC 144A FRB Ser.
1-A, Class D, 5.64s, 2012
(Ireland)	GBP	351,055	655,665
Wachovia Bank Commercial
Mortgage Trust 144A FRB
Ser. 05-WL5A, Class L, 8.63s,
2018		$477,000	473,008

Total collateralized mortgage
obligations (cost $85,377,936)			$86,002,867

ASSET-BACKED SECURITIES (11.7%)*

		Principal amount	Value

Americredit Automobile
Receivables Trust 144A Ser. 05-1,
Class E, 5.82s, 2012		$155,144	$155,059
Ameriquest Finance NIM Trust
144A Ser. 04-RN9, Class N2,
10s, 2034 (Cayman Islands)		233,764	217,401
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038		383,000	398,381
Ser. 04-1A, Class E, 6.42s, 2039		361,000	357,849
Asset Backed Securities Corp. Home
Equity Loan Trust 144A
FRB Ser. 06-HE2, Class M10, 7.83s,
2036		509,000	456,074
FRB Ser. 06-HE2, Class M11, 7.83s,
2036		450,000	365,399
Aviation Capital Group Trust 144A FRB
Ser. 03-2A, Class G1, 6.03s, 2033		283,591	284,012
Banc of America Alternative Loan
Trust IFB Ser. 06-6, Class CB2, IO, 0.02s,
2036		1,279,263	2,534
Banc of America Funding Corp. IFB
Ser. 06-4, Class A4, IO, 0.17s, 2036		1,342,113	3,942
Banc of America Mortgage Securities IFB
Ser. 06-2, Class A4, IO, 0.07s, 2036		1,067,963	7,020
Bank One Issuance Trust FRB Ser. 03-C4,
Class C4, 6.36s, 2011		340,000	344,631
Bear Stearns Alternate Trust Ser. 05-5,
Class 21A1, 4.688s, 2035		1,287,951	1,277,674
Bear Stearns Asset Backed Securities
NIM Trust 144A Ser. 04-HE10,
Class A1, 4 1/4s, 2034 (Cayman Islands)		974	971

ASSET-BACKED SECURITIES (11.7%)* continued

	Principal amount	Value

Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 04-FR3, Class M6, 8.58s,
2034	$286,000	$285,643
FRB Ser. 06-PC1, Class M9, 7.08s,
2035	185,000	151,816
Bear Stearns Asset Backed Securities,
Inc. 144A FRB Ser. 06-HE2, Class M10,
7.58s, 2036	270,000	243,338
Bombardier Capital Mortgage
Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	568,551	413,266
Ser. 00-A, Class A2, 7.575s, 2030	155,618	109,318
Ser. 99-B, Class A4, 7.3s, 2016	731,571	495,611
Ser. 99-B, Class A3, 7.18s, 2015	1,231,162	817,569
FRB Ser. 00-A, Class A1, 5.49s,
2030	163,542	93,219
Broadhollow Funding, LLC 144A FRB
Ser. 04-A, Class Sub, 6.57s, 2009	598,000	604,937
Capital Auto Receivables Asset Trust
144A Ser. 06-1, Class D, 7.16s,
2013	500,000	500,566
CARSSX Finance, Ltd. 144A
FRB Ser. 04-AA, Class B4, 10.83s,
2011 (Cayman Islands)	180,214	187,427
FRB Ser. 04-AA, Class B3, 8.68s,
2011 (Cayman Islands)	34,922	35,612
Chase Credit Card Master Trust FRB
Ser. 03-3, Class C, 6.41s, 2010	350,000	355,400
CHEC NIM Ltd., 144A Ser. 04-2,
Class N3, 8s, 2034 (Cayman Islands)	46,290	44,293
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-WMC1, Class M10,
8.83s, 2035	90,000	81,984
FRB Ser. 05-HE4, Class M11,
7.83s, 2035	304,000	256,773
FRB Ser. 05-HE4, Class M12,
7.38s, 2035	457,000	372,294
Conseco Finance Securitizations Corp.
Ser. 00-2, Class A5, 8.85s, 2030	1,207,000	1,029,961
Ser. 00-2, Class A4, 8.48s, 2030	44,069	44,020
Ser. 00-4, Class A6, 8.31s, 2032	3,615,000	3,115,180
Ser. 00-5, Class A7, 8.2s, 2032	476,000	402,458
Ser. 00-1, Class A5, 8.06s, 2031	1,153,335	1,023,080
Ser. 00-4, Class A5, 7.97s, 2032	240,000	193,160
Ser. 00-5, Class A6, 7.96s, 2032	199,000	172,193
Ser. 00-4, Class A4, 7.73s, 2031	406,992	384,282
Ser. 01-3, Class M2, 7.44s, 2033	132,118	11,891
Ser. 01-4, Class A4, 7.36s, 2033	268,000	277,376
Ser. 00-6, Class A5, 7.27s, 2032	97,324	89,845
FRB Ser. 01-4, Class M1, 7.08s,
2033	295,000	112,100
Ser. 01-1, Class A5, 6.99s, 2032	993,000	973,453
Ser. 01-3, Class A4, 6.91s, 2033	3,073,000	2,955,737
Ser. 02-1, Class A, 6.681s, 2033	1,393,501	1,413,609
Ser. 01-3, Class A3, 5.79s, 2033	3,410	3,407
Consumer Credit Reference IDX
Securities 144A FRB Ser. 02-1A,
Class A, 7.387s, 2007	790,000	802,838

ASSET-BACKED SECURITIES (11.7%)* continued

		Principal amount	Value

Countrywide Alternative Loan Trust IFB
Ser. 06-26CB, Class A2, IO, 0.47s,
2036		$1,531,582	$4,092
Countrywide Asset Backed Certificates
144A
Ser. 04-6N, Class N1, 6 1/4s,
2035		40,452	40,331
Ser. 04-BC1N, Class Note, 5 1/2s,
2035		25,846	25,528
Countrywide Home Loans
Ser. 06-0A5, Class X, IO, 1.543s,
2046		4,890,108	222,347
Ser. 05-2, Class 2X, IO, 1.16s,
2035		6,240,978	152,124
Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO, 0.806s,
2035 (SN)		4,745,671	156,460
Crest, Ltd. 144A Ser. 03-2A, Class E2,
8s, 2038 (Cayman Islands)		431,000	418,945
DB Master Finance, LLC 144A Ser. 06-1,
Class M1, 8.285s, 2031		277,000	284,494
First Chicago Lennar Trust 144A
Ser. 97-CHL1, Class E, 7.627s, 2039		1,770,781	1,795,405
First Franklin Mortgage Loan Asset
Backed Certificates FRB Ser. 04-FF7,
Class A4, 5.63s, 2034		2,903,898	2,904,662
First Horizon Mortgage Pass-Through
Trust Ser. 05-AR2, Class 1A1,
4.818s, 2035		1,263,332	1,255,687
Fremont NIM Trust 144A
Ser. 04-3, Class B, 7 1/2s, 2034		42,131	39,081
Ser. 04-3, Class A, 4 1/2s, 2034		11,662	11,623
Gears Auto Owner Trust Ser.
05-AA, Class E1, 8.22s, 2012		687,000	683,021
Granite Mortgages PLC
FRB Ser. 02-1, Class 1C, 6.8s,
2042 (United Kingdom)		401,699	403,095
FRB Ser. 03-2, Class 3C,
6.287s, 2043
(United Kingdom)	GBP	1,075,000	2,061,385
FRB Ser. 03-2, Class 2C1,
5.2s, 2043 (United Kingdom)	EUR	1,430,000	1,863,945
Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$870,032	809,527
Ser. 94-4, Class B2, 8.6s,
2019		347,458	258,580
Ser. 93-1, Class B, 8.45s,
2018		705,993	675,748
Ser. 99-5, Class A5, 7.86s,
2030		4,480,000	3,963,456
Ser. 96-8, Class M1, 7.85s,
2027		387,000	336,622
Ser. 95-8, Class B1, 7.3s,
2026		362,579	362,159
Ser. 95-4, Class B1, 7.3s,
2025		371,800	366,456
Ser. 97-6, Class M1, 7.21s,
2029		909,000	796,782

ASSET-BACKED SECURITIES (11.7%)* continued

		Principal amount	Value

Green Tree Financial Corp.
Ser. 99-3, Class A7, 6.74s,
2031		$733,000	$708,886
Ser. 99-3, Class A5, 6.16s,
2031		26,132	26,295
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s,
2031		1,758,669	1,630,306
Ser. 99-5, Class A4, 7.59s,
2028		80,843	82,244
GS Auto Loan Trust 144A Ser.
04-1, Class D, 5s, 2011		365,777	363,067
GSAMP Trust 144A Ser. 04-NIM2,
Class N, 4 7/8s, 2034		58,696	58,444
GSMPS Mortgage Loan Trust
144A
IFB Ser. 05-RP1, Class 1AS,
IO, 0.857s, 2035 (SN)		25,265,036	795,125
IFB Ser. 06-RP1, Class 1AS,
IO, 0.468s, 2036 (SN)		4,500,264	111,108
Guggenheim Structured Real
Estate Funding, Ltd. FRB
Ser. 05-1A, Class E, 7.13s,
2030 (Cayman Islands)		371,000	371,000
Guggenheim Structured Real
Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class E, 7.33s,
2030 (Cayman Islands)		379,000	381,577
HASCO NIM Trust 144A
Ser. 05-OP1A, Class A, 6 1/4s,
2035 (Cayman Islands)		297,164	291,741
Holmes Financing PLC FRB Ser. 8,
Class 2C, 6.227s,
2040 (United Kingdom)		235,000	235,376
Lehman Mortgage Trust
IFB Ser. 06-6, Class 1A2, IO,
1.17s, 2036		2,050,000	69,673
IFB Ser. 06-6, Class 1A3, IO,
1.17s, 2036		2,615,000	141,314
IFB Ser. 06-6, Class 4A2, IO,
0.02s, 2036		1,981,000	5,812
LNR CDO, Ltd. 144A FRB Ser.
02-1A, Class FFL, 8.08s,
2037 (Cayman Islands)		1,260,000	1,260,444
Long Beach Mortgage Loan Trust
FRB Ser. 06-2, Class M10,
7.83s, 2036		318,000	268,114
Ser. 04-3, Class S1, IO, 4 1/2s,
2006		612,305	4,305
Ser. 04-3, Class S2, IO, 4 1/2s,
2006		306,157	2,153
Long Beach Mortgage Loan
Trust 144A FRB Ser. 06-2,
Class B, 7.83s, 2036		318,000	248,934
Lothian Mortgages PLC 144A
FRB Ser. 3A, Class D, 5.537s,
2039 (United Kingdom)	GBP	900,000	1,680,930

ASSET-BACKED SECURITIES (11.7%)* continued

	Principal amount	Value

Madison Avenue Manufactured
Housing Contract FRB
Ser. 02-A, Class B1, 8.58s, 2032	$1,046,356	$732,449
MASTR Asset Backed Securities
NIM Trust 144A
Ser. 04-HE1A, Class Note,
5.191s, 2034 (Cayman Islands)	6,762	6,721
MBNA Credit Card Master
Note Trust FRB Ser. 03-C5,
Class C5, 6.51s, 2010	350,000	355,745
Merrill Lynch Mortgage Investors,
Inc. Ser. 03-WM3N, Class N1,
8s, 2034	3,791	3,739
Merrill Lynch Mortgage Investors,
Inc. 144A Ser. 04-FM1N,
Class N1, 5s, 2035
(Cayman Islands)	10,052	9,901
Mid-State Trust Ser. 11, Class B,
8.221s, 2038	135,060	133,752
Morgan Stanley ABS Capital I
FRB Ser. 04-HE8,
Class B3, 8.53s, 2034	214,000	216,623
Morgan Stanley Auto Loan Trust
144A Ser. 04-HB2,
Class E, 5s, 2012	130,958	129,088
Morgan Stanley Mortgage Loan
Trust Ser. 05-5AR,
Class 2A1, 5.398s, 2035	1,748,331	1,746,859
Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s,
2014	231,609	227,088
Ser. 04-B, Class C, 3.93s,
2012	98,761	96,381
Oakwood Mortgage Investors, Inc.
Ser. 99-D, Class A1, 7.84s,
2029	1,106,506	977,398
Ser. 00-A, Class A2, 7.765s,
2017	166,862	130,500
Ser. 95-B, Class B1, 7.55s,
2021	364,000	240,240
Ser. 00-D, Class A4, 7.4s,
2030	1,022,000	665,007
Ser. 02-B, Class A4, 7.09s,
2032	441,703	392,997
Ser. 99-B, Class A4, 6.99s,
2026	1,201,233	1,054,234
Ser. 01-D, Class A4, 6.93s,
2031	790,714	564,691
Ser. 01-C, Class A2, 5.92s,
2017	1,025,446	537,514
Ser. 02-C, Class A1, 5.41s,
2032	1,470,219	1,266,956
Ser. 01-D, Class A2, 5.26s,
2019	162,625	108,165
Ser. 01-E, Class A2, 5.05s,
2019	1,180,303	919,276
Ser. 02-A, Class A2, 5.01s,
2020	333,362	256,083

ASSET-BACKED SECURITIES (11.7%)* continued

		Principal amount	Value

Oakwood Mortgage Investors,
Inc. 144A Ser. 01-B, Class A4,
7.21s, 2030		$235,299	$208,991
Ocean Star PLC 144A
FRB Ser. 04-A, Class E,
11.902s, 2018 (Ireland)		885,000	921,783
FRB Ser. 05-A, Class E,
10.002s, 2012 (Ireland)		238,000	242,808
Option One Mortgage Loan
Trust FRB Ser. 05-4,
Class M11, 7.83s, 2035		509,000	460,168
Park Place Securities, Inc. FRB
Ser. 04-MCW1, Class A2, 5.71s,
2034		1,518,777	1,519,726
Park Place Securities, Inc. 144A
FRB Ser. 05-WCW2,
Class M11, 7.83s, 2035		191,000	135,610
People’s Choice Net Interest
Margin Note 144A
Ser. 04-2, Class B, 5s, 2034		13,361	13,311
Permanent Financing PLC
FRB Ser. 3, Class 3C, 6.45s,
2042 (United Kingdom)		350,000	353,734
FRB Ser. 6, Class 3C, 5.4s,
2042 (United Kingdom)	GBP	887,000	1,656,650
Residential Asset Securities
Corp. Ser. 01-KS3,
Class AII, 5.79s, 2031		$3,176,408	3,177,056
Residential Asset Securities Corp.
144A
FRB Ser. 05-KS10, Class B,
8.074s, 2035		395,000	351,661
Ser. 04-N10B, Class A1, 5s,
2034		8,213	8,177
Residential Asset Securitization
Trust IFB Ser. 06-A7CB, Class
1A6, IO, 0.22s, 2036		461,373	5,551
Residential Mortgage Securities
144A FRB Ser. 20A, Class B1A,
5.693s, 2038
(United Kingdom)	GBP	150,000	278,642
Rural Housing Trust Ser. 87-1,
Class D, 6.33s, 2026		$38,941	39,154
SAIL Net Interest Margin
Notes 144A
Ser. 03-3, Class A, 7 3/4s,
2033 (Cayman Islands)		17,341	3,468
Ser. 03-BC2A, Class A, 7 3/4s,
2033 (Cayman Islands)		75,194	7,519
Ser. 03-10A, Class A, 7 1/2s,
2033 (Cayman Islands)		49,754	4,975
Ser. 03-5, Class A, 7.35s,
2033 (Cayman Islands)		12,736	1,274
Ser. 03-8A, Class A, 7s,
2033 (Cayman Islands)		7,301	584
Ser. 03-9A, Class A, 7s,
2033 (Cayman Islands)		10,294	515
Ser. 03-6A, Class A, 7s,
2033 (Cayman Islands)		3,426	343

ASSET-BACKED SECURITIES (11.7%)*

	Principal amount	Value

Ser. 03-7A, Class A, 7s,
2033 (Cayman Islands)	$20,842	$2,084
Ser. 04-10A, Class A, 5s,
2034 (Cayman Islands)	13,783	13,754
Sasco Net Interest Margin Trust 144A
Ser. 05-WF1A, Class A,
4 3/4s, 2035	47,565	47,347
Ser. 03-BC1, Class B, zero %,
2033 (Cayman Islands)	273,210	32,785
Sharps SP I, LLC Net Interest
Margin Trust 144A
Ser. 04-HS1N, Class Note,
5.92s, 2034 (Cayman Islands)	3,759	263
Ser. 04-HE2N, Class NA,
5.43s, 2034 (Cayman Islands)	5,853	5,809
Soundview Home Equity Loan
Trust 144A FRB Ser. 05-4,
Class M10, 7.318%, 2036	392,000	355,446
South Coast Funding 144A FRB
Ser. 3A, Class A2, 6.646s, 2038
(Cayman Islands)	140,000	140,420
Structured Asset Investment
Loan Trust FRB
Ser. 04-9, Class A4, 5.63s, 2034	2,311,142	2,312,116
Structured Asset Investment
Loan Trust 144A
FRB Ser. 06-BNC2, Class B1,
7.83s, 2036	293,000	262,316
FRB Ser. 05-HE3, Class M11,
7.83s, 2035	436,000	358,422
Structured Asset Receivables
Trust 144A FRB Ser. 05-1,
5.575s, 2015	1,788,943	1,788,385
TIAA Real Estate CDO, Ltd.
Ser. 03-1A, Class E, 8s, 2038
(Cayman Islands)	467,000	478,618
TIAA Real Estate CDO, Ltd.
144A Ser. 02-1A, Class IV, 6.84s,
2037 (Cayman Islands)	390,000	392,814
Wells Fargo Mortgage Backed
Securities Trust Ser. 05-AR13,
Class 1A4, IO, 0.742s, 2035	14,777,882	227,799
Whinstone Capital Management,
Ltd. 144A FRB Ser. 1A,
Class B3, 6.385s, 2044
(United Kingdom)	733,000	733,015
Whole Auto Loan Trust 144A
Ser. 04-1, Class D, 5.6s,
2011	138,250	137,488

Total asset-backed securities
(cost $78,201,262)		$ 78,004,994

SENIOR LOANS (7.2%)* (c)

	Principal amount	Value

Basic Materials (0.8%)
Georgia-Pacific Corp. bank term
loan FRN Ser. B, 7.414s, 2013	$843,625	$845,177
Graphic Packaging Corp. bank
term loan FRN Ser. C, 7.922s,
2010	131,094	132,241
Huntsman International, LLC
bank term loan FRN Ser. B,
7.08s, 2012	741,717	740,095
Innophos, Inc. bank term loan
FRN 7.67s, 2010	270,431	271,107
Lyondell Chemical Co. bank term
loan FRN Ser. B, 7.231s, 2013	100,000	100,250
Nalco Co. bank term loan FRN
Ser. B, 7.29s, 2010	1,078,404	1,078,649
Novelis, Inc. bank term loan
FRN 7.718s, 2012	335,529	336,133
Novelis, Inc. bank term loan
FRN Ser. B, 7.718s, 2012	583,058	584,107
Rockwood Specialties Group, Inc.
bank term loan FRN
Ser. E, 7.485s, 2012	1,380,980	1,385,813
		5,473,572

Capital Goods (0.4%)
Allied Waste Industries, Inc. bank
term loan FRN, 5.334s, 2012	62,264	61,999
Allied Waste Industries, Inc. bank
term loan FRN, 7.212s, 2012	156,479	155,832
Graham Packaging Corp. bank term
loan FRN Ser. B, 7.765s, 2011	394,975	395,715
Hexcel Corp. bank term loan FRN
Ser. B, 7.226s, 2012	546,027	546,027
Mueller Group, Inc. bank term loan
FRN, 7.418s, 2012	412,241	413,971
Polypore, Inc. bank term loan
FRN 8.33s, 2011	711,411	713,782
Solo Cup Co. bank term loan
FRN 7.823s, 2011	146,250	145,832
Terex Corp. bank term loan
FRN Ser. D, 7.12s, 2013	49,875	49,937
Transdigm, Inc. bank term loan
FRN 7.389s, 2013	250,000	250,937
		2,734,032

Communication Services (0.7%)
Centennial Cellular Operating Co.,
LLC bank term loan FRN Ser. B,
7.691s, 2011	973,277	977,969
Consolidated Communications
Holdings, Inc. bank term
loan FRN Ser. D, 7.441s, 2011	124,255	124,177
Fairpoint Communications, Inc. bank
term loan FRN Ser. B, 7 1/4s, 2012	543,116	539,043
Intelsat, Ltd. bank term loan FRN
Ser. B, 7.758s, 2013 (Bermuda)	600,000	603,250
Level 3 Communications, Inc.
bank term loan FRN 8.398s, 2011	182,000	183,517
Madison River Capital, LLC bank
term loan FRN Ser. B, 7.73s, 2012	796,423	798,912

SENIOR LOANS (7.2%)* (c) continued

	Principal amount	Value

Communication Services (continued)
PanAmSat Corp. bank term loan
FRN Ser. B, 7.981s, 2013	$600,000	$603,667
Syniverse Holdings, Inc. bank term
loan FRN Ser. B, 7 1/2s, 2012	507,438	507,438
Time Warner Telecom, Inc. bank
term loan FRN Ser. B, 7.824s, 2010	93,000	93,194
Windstream Corp. bank term loan
FRN Ser. B, 7.26s, 2013	288,000	288,823
		4,719,990

Consumer Cyclicals (1.5%)
Adams Outdoor Advertising, LP
bank term loan FRN 7.269s, 2012	822,236	822,751
CCM Merger, Inc. bank term loan
FRN Ser. B, 7.465s, 2012	987,504	983,060
Coinmach Service Corp. bank term
loan FRN Ser. B-1, 7.908s, 2012	249,243	250,957
Cooper Tire & Rubber Co. bank
term loan FRN Ser. B, 8s, 2012	326,625	326,931
Cooper Tire & Rubber Co. bank
term loan FRN Ser. C, 8s, 2012	605,875	606,443
Dex Media West, LLC bank term
loan FRN Ser. B1, 6.96s, 2010	496,623	493,643
Dex Media West, LLC/Dex Media
Finance Co. bank term
loan FRN Ser. B, 6.87s, 2010	131,733	130,894
Goodman Global Holdings, Inc. bank
term loan FRN Ser. C, 7 1/4s, 2011	707,868	704,329
Goodyear Tire & Rubber Co. (The)
bank term loan FRN 7.954s, 2010	195,000	196,056
Landsource, Inc. bank term loan
FRN Ser. B, 7 7/8s, 2010	50,000	49,833
Neiman Marcus Group, Inc. bank
term loan FRN Ser. B, 7.891s, 2013	474,684	477,652
Oriental Trading Co. bank term loan
FRN 8.186s, 2013	149,625	149,251
Penn National Gaming, Inc. bank
term loan FRN Ser. B, 7.196s, 2012	198,000	198,594
PRIMEDIA, Inc. bank term loan
FRN Ser. B, 7.58s, 2013	148,500	146,421
R.H. Donnelley Finance Corp. bank
term loan FRN, 6.891s, 2011	706,471	700,620
R.H. Donnelley, Inc. bank term loan
FRN Ser. D1, 6.905s, 2011	396,970	393,857
Standard-Pacific Corp. bank term
loan FRN Ser. B, 6.926s, 2013	100,000	98,000
Sun Media Corp. bank term loan
FRN Ser. B, 7.235s, 2009 (Canada)	149,853	149,853
Travelport bank term loan
FRN 8.347s, 2013	6,335	6,338
Travelport bank term loan FRN Ser. B,
8.347s, 2013	64,665	64,700
Trump Hotel & Casino Resort, Inc.
bank term loan FRNSer. B-1, 8.034s,
2012	173,250	174,008
Trump Hotel & Casino Resort, Inc.
bank term loan FRN, 5.62s,
2012 (U)	174,125	174,887

SENIOR LOANS (7.2%)* (c) continued

	Principal amount	Value

Consumer Cyclicals (continued)
TRW Automotive, Inc. bank term
loan FRN Ser. B, 7.188s, 2010	$517,587	$515,862
TRW Automotive, Inc. bank term
loan FRN Ser. B2, 6.813s, 2010	119,400	119,102
Venetian Casino Resort, LLC bank
term loan FRN Ser. B, 7 1/4s, 2011	664,302	663,990
Venetian Casino Resort, LLC
bank term loan FRN Ser. DD, 7 1/4s,
2011	136,969	136,905
Visant Holding Corp. bank term loan
FRN Ser. C, 7.068s, 2010	823,563	826,446
William Carter Holdings Co. (The)
bank term loan FRN Ser. B, 6.854s,
2012	78,580	78,359
		9,639,742

Consumer Staples (2.0%)
Affiliated Computer Services, Inc.
bank term loan FRN Ser. B2, 7.395s,
2013	49,938	50,012
Affinion Group, Inc. bank term loan
FRN Ser. B, 8.174s, 2013	824,917	829,042
Affinity Group Holdings bank term
loan FRN Ser. B2, 7.83s, 2009	116,598	116,889
AMC Entertainment, Inc. bank term
loan FRN Ser. B, 7.455s, 2013	199,000	200,016
Brand Services, Inc. bank term loan
FRN 7.693s, 2009	99,748	99,811
Burlington Coat Factory Warehouse
Corp. bank term loan FRN Ser. B,
7.53s, 2013	348,250	338,673
Cablevision Systems Corp. bank
term loan FRN Ser. B, 7.183s, 2013	1,097,250	1,092,450
CBRL Group, Inc. bank term loan
FRN Ser. B, 6.959s, 2013	131,326	130,703
CBRL Group, Inc. bank term loan FRN
Ser. DD, 5 3/4s, 2007 (U)	18,310	18,127
Cebridge Connections, Inc. bank
term loan FRN Ser. B, 7.739s, 2013	350,000	346,828
Century Cable Holdings bank term
loan FRN 10 1/4s, 2009	900,000	874,286
Charter Communications bank term
loan FRN, 8 1/8s, 2013	1,028,831	1,032,895
Cinemark, Inc. bank term loan FRN
Ser. C, 7.264s, 2011	246,835	246,835
Gray Television, Inc. bank term loan
FRN Ser. B, 7.01s, 2012	148,875	148,503
Insight Midwest, LP/Insight Capital, Inc.
bank term loan FRN 7 3/8s, 2009	68,075	68,238
Jean Coutu Group, Inc. bank term loan
FRN Ser. B, 8s, 2011 (Canada)	118,461	118,609
Mediacom Communications Corp.
bank term loan FRN Ser. C, 7.222s,
2015	987,500	982,739
Mediacom Communications Corp.
bank term loan FRN Ser. DD, 7.38s,
2015	120,000	119,200
MGM Studios, Inc. bank term loan
FRN Ser. B, 8.749s, 2011	895,500	885,745

SENIOR LOANS (7.2%)* (c) continued

	Principal amount	Value

Consumer Staples continued
Olympus Cable Holdings, LLC bank
term loan FRN Ser. B, 10 1/4s, 2010	$500,000	$485,469
Pinnacle Foods Holding Corp. bank
term loan FRN Ser. C, 7.473s, 2010	614,096	613,905
Regal Cinemas, Inc. bank term loan
FRN Ser. B, 7.238s, 2010	537,587	535,210
Reynolds American, Inc. bank term
loan FRN Ser. B, 7.284s, 2012	249,375	250,466
Six Flags, Inc. bank term loan FRN
Ser. B, 8.73s, 2009	427,685	432,163
Spanish Broadcasting Systems, Inc.
bank term loan FRN 7 1/4s, 2012	444,361	443,805
Spectrum Brands, Inc. bank term loan
FRN Ser. B, 8.451s, 2013	739,297	740,221
United Rentals, Inc. bank term loan
FRN 7.32s, 2011	134,837	135,029
United Rentals, Inc. bank term loan
FRN Ser. B, 5.334s, 2011	51,579	51,653
Universal City Development bank
term loan FRN Ser. B, 7.467s, 2011	969,872	969,872
Warner Music Group bank term loan
FRN Ser. B, 7.388s, 2011	154,432	154,838
Young Broadcasting, Inc. bank term
loan FRN Ser. B, 7.999s, 2012	887,935	882,941
		13,395,173

Energy (0.4%)
CR Gas Storage bank term loan FRN
7.162s, 2013	63,318	63,130
CR Gas Storage bank term loan FRN
7.14s, 2013	60,606	60,568
CR Gas Storage bank term loan FRN
Ser. B, 7.166s, 2013	332,519	331,532
CR Gas Storage bank term loan FRN
Ser. DD, 6 3/4s, 2013 (U)	42,424	42,398
Dresser, Inc. bank term loan FRN
8.94s, 2010	180,000	181,575
Key Energy Services, Inc. bank term
loan FRN Ser. B, 9.107s, 2012	893,250	896,600
Meg Energy Corp. bank term loan
FRN 7 1/2s, 2013 (Canada)	99,500	99,589
Meg Energy Corp. bank term loan
FRN Ser. DD, 6s, 2013 (Canada) (U)	100,000	99,286
Petroleum Geo-Services ASA bank
term loan FRN Ser. B, 7 3/4s, 2012
(Norway)	34,544	34,751
Targa Resources, Inc. bank term loan
FRN 7.643s, 2012	634,718	636,984
Targa Resources, Inc. bank term loan
FRN 5.374s, 2012	153,871	154,420
Universal Compression, Inc. bank
term loan FRNSer. B, 7s, 2012	147,005	146,913
		2,747,746

SENIOR LOANS (7.2%)* (c) continued
	Principal amount	Value

Financial (0.3%)
Capital Automotive bank term loan
FRN 7.08s, 2010 (R)	$1,182,304	$1,183,946
Fidelity National Information Solutions,
Inc. bank term loan FRN Ser. B, 7.08s,
2013	607,947	608,749
Nasdaq Stock Market, Inc. (The)
bank term loan FRN Ser. B, 6.972s,
2012	247,294	246,985
Nasdaq Stock Market, Inc. (The)
bank term loan FRN Ser. C, 7.068s,
2012	145,526	145,344
		2,185,024

Health Care (0.6%)
Alderwoods Group, Inc. bank term
loan FRN 7.33s, 2009	625,756	625,756
AmeriPath, Inc. bank term loan FRN
Ser. B, 7.39s, 2012	47,000	46,894
Community Health Systems, Inc.
bank term loan FRN Ser. B, 7.15s,
2011	314,585	314,241
DaVita, Inc. bank term loan FRN
Ser. B, 7.472s, 2012	513,692	515,068
Fresenius Medical Care AG & CO
KGAA bank term loan FRN Ser. B,
6.829s, 2013 (Germany)	92,535	91,790
Healthsouth Corp. bank term loan
FRN Ser. B, 8.58s, 2013	1,194,000	1,197,980
LifePoint, Inc. bank term loan FRN
Ser. B, 7 1/8s, 2012	916,222	909,478
United Surgical Partners International,
Inc. bank term loan FRN 7.145s,
2013	52,868	52,868
		3,754,075

Technology (0.2%)
Aspect Software, Inc. bank term loan
FRN 8.438s, 2011	50,000	50,025
JDA Software Group, Inc. bank term
loan FRN Ser. B, 7.787s, 2013	40,000	40,000
SunGard Data Systems, Inc. bank term
loan FRN Ser. B, 7.999s, 2013	790,435	795,445
UGS Corp. bank term loan FRN
Ser. C, 7.229s, 2012	408,276	407,425
		1,292,895

Transportation (0.2%)
Travelcenters of America, Inc. bank
term loan FRN Ser. B, 7.075s, 2011	545,875	545,466
United Airlines bank term loan FRN
Ser. B, 9 1/4s, 2012	304,719	308,845
United Airlines bank term loan FRN
Ser. DD, 9.08s, 2012	43,531	44,121
		898,432

SENIOR LOANS (7.2%)* (c) continued
	Principal amount	Value

Utilities & Power (0.1%)
Mirant North America, LLC. bank
term loan FRN Ser. B, 7.08s, 2013	$76,807	$76,512
NRG Energy, Inc. bank term loan
FRN Ser. B, 7.33s, 2013	694,510	697,187
		773,699

Total senior loans (cost $47,861,629)		$47,614,380

UNITS (0.4%)* (cost $1,180,933)
	Units	Value

XCL, Ltd. Equity Units (F)	991	$2,577,624

PREFERRED STOCKS (0.1%)*
	Shares	Value

First Republic Capital Corp. 144A
10.50% pfd.	320	$340,800
Ion Media Networks, Inc. 14.25%
cum. pfd. ‡‡	11	91,300
Rural Cellular Corp. Ser. B, 11.375%
cum. pfd.	426	517,590

Total preferred stocks (cost $746,701)		$949,690

CONVERTIBLE PREFERRED STOCKS (—%)*
	Shares	Value

Emmis Communications Corp. Ser. A, $3.125
cum. cv. pfd.	2,441	$97,030
Ion Media Networks, Inc. 144A 9.75%	18	122,400

Total convertible preferred stocks
(cost $284,218)		$219,430

COMMON STOCKS (—%)*
	Shares	Value

Contifinancial Corp. Liquidating Trust
Units (F)	3,445,121	$345
Knology, Inc. †	199	1,974
Sterling Chemicals, Inc. †	110	1,403
Sun Healthcare Group, Inc. †	740	7,948
USA Mobility, Inc.	12	274
VFB LLC (acquired 10/27/00,
cost $594,553) (F) ‡ †	948,004	20,145
WHX Corp. †	18,832	169,488

Total common stocks (cost $3,567,649)		$201,577

WARRANTS (—%)* †

	Expiration	Strike
	date	Price	Warrants	Value

Dayton Superior
Corp. 144A	6/15/09	$1,020.01		$10
MDP Acquisitions
PLC 144A (Ireland)	10/01/13	EUR .001	508	14,224
Ubiquitel, Inc. 144A	4/15/10	$22.74	1,670	17

Total warrants (cost $116,394)				$14,251

EQUITY VALUE CERTIFICATES (—%)* (cost $55,183)

	Maturity date		Certificates	Value

ONO Finance PLC 144A
(United Kingdom)	3/16/11		400	$4

SHORT-TERM INVESTMENTS (23.0%)*

	Principal amount/shares	Value

U.S. Treasury Bills for an effective
yield of 4.81%, 11/30/06 #	$2,299,000	$2,280,762
Putnam Prime Money Market
Fund (d)	150,451,196	150,451,196

Total short-term investments
(cost $152,731,958)		$152,731,958

TOTAL INVESTMENTS
Total investments (cost $680,742,038)		$680,836,281

* Percentages indicated are based on net assets of $664,410,071.

**** Security is in default of principal and interest.

† Non-income-producing security.

† † The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2006 was $725,135 or 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2006.

(c) Senior loans are exempt from registration under the Security Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at September 30, 2006. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(d) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

(R) Real Estate Investment Trust.

(SN) The securities noted above were purchased during the period for an aggregate cost of $1,226,102. During the period, questions arose regarding a potential misidentification of the characteristics of these securities. As a result of initial inquiries into the matter, the values of these securities were adjusted. As of September 30, 2006, the aggregate values of these securities totaled $1,062,693. An investigation of the facts surrounding the acquisition and valuation of these securities is currently underway to determine whether the Fund may have claims against other parties in this regard.

(U) A portion of the position represents unfunded loan commitments (Note 6).

At September 30, 2006, liquid assets totaling $153,186,091 have been designated as collateral for open forward commitments, swap contracts and forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at September 30, 2006.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at September 30, 2006.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at September 30, 2006 (as a percentage of Portfolio Value):

Argentina	1.1%
Brazil	1.6
Canada	1.1
Cayman Islands	1.1
Colombia	0.7
France	1.8
Germany	3.6
Ireland	2.4
Japan	1.4
Luxembourg	0.7
Mexico	0.7
Sweden	0.7
United Kingdom	2.0
United States	79.2
Other	1.9

Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 9/30/06 (aggregate face value $107,505,972)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$23,784,343	$24,169,518	10/18/06	$ (385,175)
British Pound	21,312,356	21,505,398	12/20/06	(193,042)
Canadian Dollar	8,386,171	8,371,116	10/18/06	15,055
Czech Koruna	3,345,590	3,409,085	12/20/06	(63,495)
Danish Krone	1,197,190	1,209,367	12/20/06	(12,177)
Euro Dollar	8,336,415	8,373,396	12/20/06	(36,981)
Japanese Yen	26,672,090	27,142,826	11/15/06	(470,736)
Malaysian Ringgit	1,679,446	1,697,499	11/15/06	(18,053)
New Zealand Dollar	1,666,815	1,667,313	10/18/06	(498)
Polish Zloty	2,262,191	2,284,651	12/20/06	(22,460)
South African Rand	1,582,537	1,649,653	10/18/06	(67,116)
South Korean Won	3,608,970	3,547,381	11/15/06	61,589
Swedish Krona	1,676,779	1,685,100	12/20/06	(8,321)
Swiss Franc	790,171	793,669	12/20/06	(3,498)

Total				$(1,204,908)

FORWARD CURRENCY CONTRACTS TO SELL at 9/30/06 (aggregate face value $148,228,223)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 3,274,171	$3,327,343	10/18/06	$ 53,172
British Pound	1,656,902	1,672,927	12/20/06	16,025
Canadian Dollar	10,670,556	10,595,746	10/18/06	(74,810)
Euro Dollar	58,149,217	58,726,607	12/20/06	577,390
Japanese Yen	41,953,772	43,225,655	11/15/06	1,271,883
New Zealand Dollar	1,684,750	1,666,577	10/18/06	(18,173)
Norwegian Krone	8,586,646	8,643,710	12/20/06	57,064
Singapore Dollar	1,661,169	1,678,544	11/15/06	17,375
Swedish Krona	13,536,410	13,592,705	12/20/06	56,295
Swiss Franc	5,066,483	5,098,409	12/20/06	31,926

Total				$1,988,147

FUTURES CONTRACTS OUTSTANDING at 9/30/06

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Bank Acceptance Bill 90 day (Long)	441	$77,122,519	Dec-06	$ 72,294
Canadian Government Bond 10 yr (Long)	11	1,135,503	Dec-06	17,510
Euro-Bobl 5 yr (Long)	87	12,115,856	Dec-06	42,704
Euro-Bund 10 yr (Short)	35	5,235,493	Dec-06	(50,207)
Euro-Dollar 90 day (Long)	590	139,866,875	Mar-07	(55,192)
Euro-Dollar 90 day (Short)	642	152,812,050	Dec-07	75,691
Euro-Dollar 90 day (Short)	147	34,789,388	Dec-06	(108,813)
Euro-Schatz 2 yr (Short)	235	30,958,690	Dec-06	(39,255)
Euro-Yen 90 day (Long)	304	63,906,311	Jun-07	196,787
Euro-Yen 90 day (Short)	152	32,022,363	Dec-06	(60,178)
Euro-Yen 90 day (Short)	152	31,895,214	Dec-07	(132,510)
Japanese Government Bond 10 yr (Long)	36	41,108,005	Dec-06	234,340
U.K. Gilt 10 yr (Long)	9	1,849,695	Dec-06	4,173
U.S. Treasury Bond 20 yr (Long)	856	96,219,750	Dec-06	637,886
U.S. Treasury Note 10 yr (Short)	838	90,556,375	Dec-06	(932,170)
U.S. Treasury Note 2 yr (Short)	404	82,618,000	Dec-06	76,040
U.S. Treasury Note 5 yr (Short)	1,438	151,731,469	Dec-06	(683,422)

Total				$(704,322)

WRITTEN OPTIONS OUTSTANDING at 9/30/06 (premiums received $245,817)

				Contract	Expiration date/
				amount	strike price	Value

Option on an interest rate swap with Citibank for the obligation to pay a fixed rate of 1.165% versus the one year JPY-LIBOR maturing
on April 3, 2008.				JPY 13,104,267,000	Mar-07/$1.165	$466,670

TBA SALE COMMITMENTS OUTSTANDING at 9/30/06 (proceeds receivable $6,653,918)

				Principal	Settlement
				amount	date	Value

FNMA, 4 1/2s, October 1, 2021				$6,900,000	10/17/06	$6,655,050

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/06

			Payments	Payments		Unrealized
Swap counterparty /		Termination	made by	received by		appreciation/
Notional amount		date	fund per annum	fund per annum		(depreciation)

Bank of America, N.A.
	$ 10,000,000	9/1/15	3 month USD-LIBOR-BBA	4.53%		$ (448,750)

	16,800,000	3/30/09	3.075%	3 month USD-LIBOR-BBA		777,123

	4,400,000	1/27/14	4.35%	3 month USD-LIBOR-BBA		216,759

Citibank, N.A.
NOK	47,500,000	7/14/10	6 month NOK-NIBOR-NIBR	3.40%		(228,509)

EUR	5,800,000	7/14/10	2.7515%	6 month
				EUR-EURIBOR-Telerate		274,818

	$ 24,650,000	7/27/09	5.504%	3 month USD-LIBOR-BBA		(275,347)

JPY	1,200,000,000	4/22/13	1.9225%	6 month JPY-LIBOR-BBA		(360,168)

JPY	5,372,749,000	4/3/08	1 year JPY-LIBOR-BBA	1.165%		175,678

JPY	380,000,000	4/21/36	6 month JPY-LIBOR-BBA	2.775%		177,313

EUR	2,300,000	7/22/10	2.825%	6 month
				EUR-EURIBOR-Telerate		101,419

NOK	18,800,000	7/22/10	6 month NOK-NIBOR-NIBR	3.52%		(78,437)

JPY	1,300,000,000	2/10/16	6 month JPY-LIBOR-BBA	1.755%		(11,631)

	$ 42,130,000	9/29/13	5.078%	3 month USD-LIBOR-BBA		88,306

JPY	1,134,000,000	9/11/16	1.8675%	6 month JPY-LIBOR-BBA		(32,748)

CAD	39,143,000	8/22/08	4.3535%	3 month CAD-BA-CDOR		131,735

CAD	9,329,000	8/22/16	4.6535%	3 month CAD-BA-CDOR		(157,265)

AUD	31,963,000	8/4/09	3 month AUD-BBR-BBSW	6.315%		90,407

CAD	13,670,000	8/4/09	4.497%	3 month CAD-BA-CDOR		(122,458)

Credit Suisse First Boston International
	$ 5,699,500	7/9/14	4.945%	3 month USD-LIBOR-BBA		76,207

Credit Suisse International
EUR	2,568,000	7/17/21	6 month EUR-EURIBOR-
			Telerate	4.445%		144,617

EUR	9,930,000	7/17/13	4.146%	6 month
				EUR-EURIBOR-Telerate		(233,475)

EUR	11,985,000	7/17/09	6 month EUR-EURIBOR-
			Telerate	3.896%		64,303

GBP	1,480,000	4/3/36	GBP 3,728,462 at maturity	6 month GBP-LIBOR-BBA		(6,451)

Deutsche Bank AG
ZAR	12,120,000	7/6/11	3 month ZAR-JIBAR-SAFEX	9.16%		15,176

JPMorgan Chase Bank, N.A.
JPY	2,576,000,000	7/24/13	1.7875%	6 month JPY-LIBOR-BBA		(434,086)

JPY	10,638,000,000	7/24/08	6 month JPY-LIBOR-BBA	0.905%		325,296

	$ 25,100,000	9/2/15	3 month USD-LIBOR-BBA	4.4505%		(1,266,520)

	16,700,000	8/4/16	3 month USD-LIBOR-BBA	5.5195%		446,114

	31,100,000	8/4/08	3 month USD-LIBOR-BBA	5.40%		130,128

	70,918,000	5/4/08	3 month USD-LIBOR-BBA	5.37%		1,136,226

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/06 continued

				Payments	Payments	Unrealized
Swap counterparty /			Termination	made by	received by	appreciation/
Notional amount			date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. continued
	$ 22,964,000		5/4/16	5.62375%	3 month USD-LIBOR-BBA	$(1,117,379)

JPY	7,460,000,000		6/6/13	1.83%	6 month JPY-LIBOR-BBA	(1,610,584)

	$ 30,000,000		6/17/15	3 month USD-LIBOR-BBA	4.5505%	(919,899)

	134,000,000		6/17/07	4.0825%	3 month USD-LIBOR-BBA	(69,250)

	8,000,000		3/6/16	3 month USD-LIBOR-BBA	5.176%	10,651

NZD	20,421,000		8/8/09	3 month NZD-BBR-FRA	7.10%	(11,523)

Lehman Brothers International (Europe)
	$ 2,218,000		8/3/16	5.5675%	3 month USD-LIBOR-BBA	(67,536)

	10,091,000		8/3/11	3 month USD-LIBOR-BBA	5.445%	156,026

Lehman Brothers Special Financing, Inc.
	79,881,000		8/3/08	3 month USD-LIBOR-BBA	5.425%	373,016

GBP	1,365,000		3/15/36	3,304,437 GBP at maturity	6 month GBP-LIBOR-BBA	90,086

JPY	1,862,000,000		9/8/13	1.58375%	6 month JPY-LIBOR-BBA	(63,349)

JPY	7,854,000,000		9/8/08	6 month JPY-LIBOR-BBA	0.80625%	65,373

Merrill Lynch Capital Services, Inc.
EUR	3,500,000		7/26/10	2.801%	6 month
					EUR-EURIBOR-Telerate	157,074

NOK	28,000,000		7/26/10	6 month NOK-NIBOR-NIBR	3.54%	(118,052)

	$ 8,500,000	(E)	11/22/16	4.1735%	3 month U.S. Bond Market
					Association Municipal Swap
					Index	(292,121)

	6,000,000	(E)	11/22/16	3 month USD-LIBOR-BBA	5.711%	250,980

CAD	27,167,000		8/2/09	4.464%	3 month CAD-BA-CDOR	(218,048)

Total						$(2,668,755)

(E) See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/06

				Fixed payments	Total return	Unrealized
Swap counterparty /			Termination	received (paid) by	received by	appreciation/
Notional amount			date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International
GBP	1,480,000		4/3/36	3.1225%	GBP Non-revised	$ 40,466
					Retail Price
					Index

Goldman Sachs International
	$1,345,000		9/15/11	678 bp (1 month	Ford Credit Auto	741
				USD-LIBOR-BBA)	Owner Trust
					Series 2005-B
					Class D

JPMorgan Chase Bank, N.A.
EUR	15,930,000		7/21/11	(2.295%)	Euro Non-revised	(284,363)
					Consumer Price
					Index excluding
					tobacco

EUR	15,930,000		7/21/11	2.2325%	Euro Non-revised	297,267
					Consumer Price
					Index excluding
					tobacco

EUR	10,800,000		6/16/14	2.25%	Euro Non-revised	198,942
					Consumer Price
					Index excluding
					tobacco

EUR	10,800,000		6/16/14	(2.275%)	Euro Non-revised	(193,351)
					Consumer Price
					Index excluding
					tobacco

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/06 continued

			Fixed payments		Total return	Unrealized
Swap counterparty /		Termination	received (paid) by		received by	appreciation/
Notional amount		date	fund per annum		or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc.
EUR	16,889,000	4/26/11	2.11%		French Non-	$ 116,584
					revised Consumer
					Price Index
					excluding tobacco

EUR	16,889,000	4/26/11	(2.115%)		Euro Non-revised	(4,278)
					Consumer Price
					Index excluding
					tobacco

GBP	1,365,000	3/15/36	2,065,993 GBP at		GBP Non-revised	34,672
			maturity		Retail Price
					Index

Total						$ 206,680

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/06

		Upfront			Fixed payments	Unrealized
Swap counterparty /		premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*		received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
DJ CDX NA HY Series 3
Index		$ 24,008	$960,000	6/20/10	360 bp	$ 57,742

DJ CDX NA HY Series 4
Index		47,895	1,824,000	6/20/10	360 bp	111,990

DJ CDX NA HY Series 4
Index		18,006	4,800,000	6/20/10	(360 bp)	(150,666)

DJ CDX NA HY Series 4
Index		(12,004)	2,400,000	6/20/10	(360 bp)	(96,340)

L-3 Communications
Corp. 7 5/8%, 6/15/12		—	590,000	9/20/11	(111 bp)	(1,805)

L-3 Communications
Corp. 7 5/8%, 6/15/12		—	235,000	6/20/11	(101 bp)	(169)

Citibank, N.A.
DJ CDX NA HY Series 6
Index		507	405,750	6/20/11	(345 bp)	(4,388)

DJ CDX NA HY Series 6
Index		3,453	212,500	6/20/11	(345 bp)	889

DJ CDX NA HY Series 6
Index 25-35% tranche		—	1,623,000	6/20/11	80 bp	2,052

DJ CDX NA HY Series 6
Index 25-35% tranche		—	850,000	6/20/11	74 bp	157

CreditSuisse First Boston International
Ford Motor Co., 7.45%,
7/16/31		—	1,400,000	9/20/07	(487.5 bp)	(24,919)

Ford Motor Co., 7.45%,
7/16/31		—	1,700,000	9/20/08	725 bp	80,419

Ford Motor Co., 7.45%,
7/16/31		—	300,000	9/20/07	(485 bp)	(5,266)

Republic of Argentina,
8.28%, 2033		—	1,175,000	7/20/09	(214 bp)	(24,614)

Ukraine Government,
7.65%, 6/11/13		—	1,105,000	10/20/11	194 bps	(497)

Deutsche Bank AG
DJ CDX NA IG Series 7		36	1,308,000	12/20/13	(50 bp)	(517)

DJ CDX NA IG Series 7
Index 7-10% tranche		—	1,308,000	12/20/13	55 bp	840

Republic of Indonesia,
6.75%, 2014		—	575,000	9/20/16	294 bp	23,437

Republic of Indonesia,
6.75%, 2014		—	575,000	9/20/16	292 bp	22,622

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/06 continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**		amount	date	fund per annum	(depreciation)

Goldman Sachs International
Any one of the
underlying securities
in the basket of BB
CMBS securities	$—		$ 3,768,000	(a)	2.461%	$ 256,637

DJ CDX NA HY Series 4
Index	14,044		864,000	6/20/10	360 bp	48,760

DJ CDX NA HY Series 4
Index	14,645		2,400,000	6/20/10	(360 bp)	(69,691)

DJ CDX NA HY Series 5
Index	(241,095)		13,774,000	12/20/10	(395 bp)	(792,150)

DJ CDX NA HY Series 6
Index	1,300		520,000	6/20/11	(345 bp)	(4,973)

DJ CDX NA HY Series 6
Index 25-35% tranche	—		2,080,000	6/20/11	85 bp	7,050

DJ CDX NA IG Series 6
Index	—		2,181,000	6/20/13	55 bp	14,500

DJ CDX NA IG Series 6
Index	935		2,181,000	6/20/13	(50 bp)	(227)

DJ CDX NA IG Series 7
Index	151		2,178,000	12/20/13	(50 bp)	1,390

DJ CDX NA IG Series 7
Index 7-10% tranche	—		2,178,000	12/20/13	56 bp	2,630

General Motors Corp.,
7 1/8%, 7/15/13	—		1,400,000	9/20/08	620 bp	66,114

General Motors Corp.,
7 1/8%, 7/15/13	—		1,400,000	9/20/07	(427.5 bp)	(29,227)

General Motors Corp.,
7 1/8%, 7/15/13	—		300,000	9/20/07	(425 bp)	(6,046)

General Motors Corp.,
7 1/8%, 7/15/13	—		300,000	9/20/08	620 bp	14,164

Ray Acquisition SCA, 9
3/8%, 3/15/15	—	EUR	600,000	9/20/08	(187 bp)	(9,882)

Ray Acquisition SCA, 9
3/8%, 3/15/15	—	EUR	600,000	9/20/11	399 bp	33,001

United States Steel
Corp., 9 3/4%, 5/15/10	—		$324,000	9/20/09	(65 bp)	268

JPMorgan Chase Bank, N.A.
Ford Motor Co.,
7.45%, 7/16/31	—		235,000	9/20/07	(345 bp)	(61)

Ford Motor Co.,
7.45%, 7/16/31	—		235,000	9/20/08	550 bp	1,917

General Motors Corp.,
7 1/8%, 7/15/13	—		235,000	9/20/07	(350 bp)	(3,127)

General Motors Corp.,
7 1/8%, 7/15/13	—		235,000	9/20/08	500 bp	5,783

United Rentals N.A.,
61/2%, 2/15/12	—		233,000	9/20/08	(95 bp)	(79)

Lehman Brothers Special Financing, Inc.
DJ CDX NA HY Series 4
Index	23,767		864,000	6/20/10	360 bp	57,070

DJ CDX NA HY Series 4
Index	24,968		4,800,000	6/20/10	(360 bp)	(160,047)

DJ CDX NA HY Series 6
Index	3,116		415,500	6/20/11	(345 bp)	(1,897)

DJ CDX NA HY Series 6
Index	5,133		513,250	6/20/11	(345 bp)	(1,059)

DJ CDX NA HY Series 6
Index 25-35% tranche	—		1,662,000	6/20/11	74 bp	1,746

DJ CDX NA HY Series 6
Index 25-35% tranche	—		2,053,000	6/20/11	72 bp	409

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/06 continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**		amount	date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
DJ iTraxx EUR Series 5
Index	$ 9,890	EUR	1,836,000	6/20/13	(50 bp)	$ (5,535)

DJ iTraxx EUR Series 5
Index 6-9% tranche	—	EUR	1,836,000	6/20/13	53.5 bp	8,172

Republic of Peru, 8
3/4%, 11/21/33	—		$1,185,000	10/20/16	215 bp	10,340

Merrill Lynch Capital Services, Inc.
Ford Motor Co., 7.45%,
7/16/31	—		685,000	9/20/07	(345 bp)	(1,098)

Ford Motor Co., 7.45%,
7/16/31	—		685,000	9/20/08	570 bp	13,235

General Motors Corp.,
7 1/8%, 7/15/13	—		960,000	9/20/07	(335 bp)	(2,229)

General Motors Corp.,
7 1/8%, 7/15/13	—		960,000	9/20/08	500 bp	24,229

L-3 Communications
Corp. 7 5/8%, 2012	—		960,000	9/20/11	(111 bp)	(2,937)

L-3 Communications
Corp. 7 5/8%, 2012	—		585,000	6/20/11	(92 bp)	2,948

Merrill Lynch International
DJ CDX NA HY Series 4
Index	27,289		1,056,000	6/20/10	360 bp	64,396

Morgan Stanley Capital Services, Inc.
DJ CDX NA HY Series 6
Index	5,313		531,250	6/20/11	(345 bp)	(1,096)

DJ CDX NA HY Series 6
Index 25-35% tranche	—		2,125,000	6/20/11	73 bp	(3,842)

DJ CDX NA HY Series 6
Index 25-35% tranche	3,453		360,000	6/20/11	(345 bp)	(890)

DJ CDX NA HY Series 6
Index 25-35% tranche	—		1,440,000	6/20/11	74 bp	(1,848)

DJ CDX NA IG Series 7
Index	1,344		2,264,000	12/20/13	(50 bp)	1,086

DJ CDX NA IG Series 7
Index, 7-10% tranche	—		2,264,000	12/20/13	53 bp	(298)

DJ iTraxx EUR Series 5
Index	8,793	EUR	1,836,000	6/20/13	(50 bp)	(6,632)

DJ iTraxx EUR Series 5
Index 6-9% tranche	—	EUR	1,836,000	6/20/13	57 bp	14,290

Ford Motor Co., 7.45%,
7/16/31	—		$235,000	9/20/07	(345 bp)	(934)

Ford Motor Co., 7.45%,
7/16/31	—		235,000	9/20/08	560 bp	4,117

General Motors Corp.,
7 1/8%, 7/15/13	—		235,000	9/20/07	(335 bp)	(2,784)

General Motors Corp.,
7 1/8%, 7/15/13	—		235,000	9/20/08	500 bp	5,931

Total						$(457,439)

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/06

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $530,290,842)	$ 530,385,085
Affiliated issuers (identified cost $150,451,196) (Note 5)	150,451,196

Cash	2,813,581

Foreign currency (cost $5,451,053) (Note 1)	5,441,282

Dividends, interest and other receivables	6,961,244

Receivable for securities sold	1,246,349

Receivable for sales of delayed delivery securities (Note 1)	6,667,718

Receivable for variation margin (Note 1)	127,653

Receivable for open forward currency contracts (Note 1)	2,184,408

Receivable for closed forward currency contracts (Note 1)	429,238

Unrealized appreciation on swap contracts (Note 1)	7,123,834

Premium received on swap contracts (Note 1)	253,099

Receivable for closed swap contracts (Note 1)	25,419

Total assets	714,110,106

LIABILITIES

Distributions payable to shareholders	2,804,027

Payable for securities purchased	608,023

Payable for delayed delivery securities (Note 1)	24,863,201

Payable for shares of the fund repurchased	910,764

Payable for compensation of Manager (Note 2)	1,172,214

Payable for investor servicing and custodian fees (Note 2)	49,123

Payable for Trustee compensation and expenses (Note 2)	119,572

Payable for administrative services (Note 2)	2,925

Payable for open forward currency contracts (Note 1)	1,401,169

Payable for closed forward currency contracts (Note 1)	240,488

Written options outstanding, at value (premiums received $245,817) (Note 1)	466,670

Unrealized depreciation on swap contracts (Note 1)	10,043,348

TBA sales commitments, at value (proceeds receivable $6,653,918) (Note 1)	6,655,050

Premium paid on swap contracts (Note 1)	238,046

Other accrued expenses	125,415

Total liabilities	49,700,035

Net assets applicable to common shares outstanding	$ 664,410,071

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 1)	$ 798,527,745

Undistributed net investment income (Note 1)	7,431,962

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(138,879,980)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(2,669,656)

Total — Representing net assets applicable to capital shares outstanding	$ 664,410,071

COMPUTATION OF NET ASSET VALUE

Net asset value per share ($664,410,071 divided by 93,824,140 shares)	$7.08

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/06

INVESTMENT INCOME

Interest (including interest income of $5,025,042 from investments in affiliated issuers) (Note 5)	$38,393,939

Dividends	349,144

Total investment income	38,743,083

EXPENSES

Compensation of Manager (Note 2)	4,928,639

Investor servicing fees (Note 2)	340,900

Custodian fees (Note 2)	289,863

Trustee compensation and expenses (Note 2)	49,168

Administrative services (Note 2)	25,687

Other	558,607

Fees waived and reimbursed by Manager (Note 5)	(131,153)

Total expenses	6,061,711

Expense reduction (Note 2)	(306,590)

Net expenses	5,755,121

Net investment income	32,987,962

Net realized loss on investments (Notes 1 and 3)	(6,326,993)

Net realized gain on swap contracts (Note 1)	474,476

Net realized gain on futures contracts (Note 1)	746,950

Net realized loss on foreign currency transactions (Note 1)	(3,715,978)

Net realized loss on written options (Notes 1 and 3)	(78,523)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	936,759

Net unrealized appreciation of investments, futures contracts, swap contracts,
written options and TBA sale commitments during the year	3,766,317

Net loss on investments	(4,196,992)

Net increase in net assets resulting from operations	$28,790,970

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	9/30/06	9/30/05

Operations:
Net investment income	$ 32,987,962	$ 31,885,428

Net realized gain (loss) on investments and foreign currency transactions	(8,900,068)	20,477,730

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	4,703,076	(16,564,065)

Net increase in net assets resulting from operations	28,790,970	35,799,093

Distributions to shareholders: (Note 1)

From net investment income	(34,013,650)	(42,129,483)

Decrease from shares repurchased (Note 4)	(39,632,967)	—

Total decrease in net assets	(44,855,647)	(6,330,390)

NET ASSETS

Beginning of year	709,265,718	715,596,108

End of year (including undistributed net investment income of $7,431,962 and $10,822,412, respectively)	$664,410,071	$709,265,718

NUMBER OF FUND SHARES

Shares outstanding at beginning of year	100,313,084	100,313,084

Shares repurchased	(6,488,944)	—

Shares outstanding at end of year	93,824,140	100,313,084

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

			Year ended
	9/30/06	9/30/05	9/30/04	9/30/03	9/30/02

Net asset value,
beginning of period	$7.07	$7.13	$6.99	$6.26	$6.54

Investment operations:
Net investment income (a)	.34(d)	.32(d)	.40(d)	.48	.52

Net realized and unrealized
gain (loss) on investments	(.04)	.04	.23	.73	(.26)

Total from
investment operations	.30	.36	.63	1.21	.26

Less distributions:
From net investment income	(.35)	(.42)	(.49)	(.48)	(.53)

From return of capital	—	—	—	—	(.01)

Total distributions	(.35)	(.42)	(.49)	(.48)	(.54)

Increase from shares repurchased	.06	—	—	—	—

Net asset value,
end of period	$7.08	$7.07	$7.13	$6.99	$6.26

Market value,
end of period	$6.15	$6.25	$6.73	$6.41	$6.38

Total return at
market value (%)(b)	4.17	(0.98)	12.95	8.35	14.81

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$664,410	$709,266	$715,596	$700,694	$627,620

Ratio of expenses to
average net assets (%)(c)	.89(d)	.87(d)	.86(d)	.89	.87

Ratio of net investment income
to average net assets (%)	4.84(d)	4.43(d)	5.61(d)	7.22	7.97

Portfolio turnover (%)	113.12(e)	165.33(e)	113.46	141.60(f )	193.33(f )

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended September 30, 2006, September 30, 2005 and September 30, 2004 reflect a reduction of 0.02%, 0.02% and less than 0.01% respectively, of average net assets for common shares (Note 5).

(e) Portfolio turnover excludes dollar roll transactions.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/06

Note 1: Significant accounting policies

Putnam Master Intermediate Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and is authorized to issue an unlimited number of shares. The fund’s investment objective is to seek, with equal emphasis, high current income and relative stability of net asset value, by allocating its investments among the U.S. investment grade sector, high-yield sector and international sector. The fund invests in higher yielding, lower rated bonds that have a higher rate of default.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

D) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

E) Foreign currency translationThe accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made up0n a credit default event of the disclosed primary referenced obligation of all other equally ranked obligations of the referenced entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

K) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

M) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

N) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2006, the fund had a capital loss carryover of $132,636,061 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 6,989,067	September 30, 2007

25,640,537	September 30, 2008

24,593,458	September 30, 2009

27,431,170	September 30, 2010

47,564,236	September 30, 2011

417,593	September 30, 2014

O) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of foreign currency gains and losses, post-October loss deferrals, dividends payable, realized and unrealized gains and losses on certain futures contracts, income on swap contracts, amortization and accretion and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2006, the fund reclassified $2,364,762 to decrease undistributed net investment income and $60,923 to increase paid-in-capital, with a decrease to accumulated net realized losses of $2,303,839.

The tax basis components of distributable earnings and the federal tax cost as of September 30, 2006 were as follows:

Unrealized appreciation	$ 12,410,136
Unrealized depreciation	(12,923,479)
—————————————
Net unrealized depreciation	(513,343)
Undistributed ordinary income	10,209,859
Capital loss carryforward	(132,636,061)
Post-October loss	(6,929,768)
Cost for federal income tax purposes	$681,349,624

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2007, $6,929,768 of losses recognized during the period November 1, 2005 to September 30, 2006.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the “average weekly assets” of the fund. “Average weekly assets” is defined to mean the average of the weekly determinations of the difference between the total assets of the fund (including any assets attributable to leverage for investment purposes (through incurrence of indebtedness) and the total liabilities of the fund (excluding liabilities incurred in connection with leverage for investment purposes through incurrence of indebtedness). This fee is based on the following annual rates: 0.75% of the first $500 million of average weekly assets, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% of the next $5 billion, with additional breakpoints at higher asset levels.

Prior to January 1, 2006, the fund’s management fee was based on the following annual rates: 0.75% of the first $500 million of average weekly assets, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% thereafter.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average weekly assets (calculated in the same manner as under the fund’s management contract with Putnam Management) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services is paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the year ended September 30, 2006, the fund incurred $630,763 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the year ended September 30, 2006, the fund’s expenses were reduced by $306,590 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $373, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the year ended September 30, 2006, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $614,073,287 and $767,148,110, respectively. Purchases and sales of U.S. government securities aggregated $13,920,330 and $11,995,558, respectively.

Written option transactions during the year ended September 30, 2006 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options outstanding
at beginning of year	—	—

Options opened	JPY 28,562,767,000	$468,959
Options exercised	—	—
Options expired	—	—
Options closed	JPY (15,458,500,000)	(223,142)

Written options outstanding
at end of year	JPY 13,104,267,000	$245,817

Note 4: Share repurchase program

In October 2005, the Trustees of your fund authorized Putnam Investments to implement a repurchase program on behalf of your fund, which would allow your fund to repurchase up to 5% of its outstanding shares over the 12 months ending October 6, 2006. In March 2006, the Trustees approved an increase in this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding shares over the same period. In September 2006, the Trustees extended the program on its existing terms through October 6, 2007. Repurchases will only be made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the year ended September 30, 2006, the fund repurchased 6,488,944 common shares for an aggregate purchase price of $39,632,967, which reflects a weighted-average discount from net asset value per share of 12.7% .

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund.

For the year ended September 30, 2006, management fees paid were reduced by $131,153 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $5,025,042 for the year ended September 30, 2006. During the year ended September 30, 2006, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $340,543,751 and $235,207,879, respectively.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Unfunded loan commitments

As of September 30, 2006, the fund had unfunded loan commitments of $344,422, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Unfunded
Borrower	commitments

CBRL Group, Inc.	$ 18,310
CR Gas Storage	42,424
MEG Energy Corp.	100,000
Trump Hotel & Casino	174,125

Note 8: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

The Staff of the SEC has indicated that it believes that Putnam Management did not comply with certain disclosure requirements in connection with dividend payments to shareholders of your fund. Putnam Management is currently engaged in settlement negotiations with the SEC Staff regarding this matter.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 9: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information
(Unaudited)

Federal tax information

The fund designated 1.11% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended September 30, 2006, the fund hereby designates 1.11%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

Shareholder meeting
results (Unaudited)

The annual meeting of shareholders of the fund was held on June 29, 2006.

At the meeting, each of the nominees for Trustees was elected, as follows:

		Votes for	Votes withheld

Jameson A. Baxter		86,358,775	2,201,698

Charles B. Curtis		86,371,546	2,188,927

Myra R. Drucker		86,400,762	2,159,711

Charles E. Haldeman, Jr.		86,404,843	2,155,630

John A. Hill		86,400,932	2,159,541

Paul L. Joskow		86,420,202	2,140,271

Elizabeth T. Kennan		86,351,607	2,208,866

Robert E. Patterson		86,420,070	2,140,403

George Putnam, III		86,403,291	2,157,182

W. Thomas Stephens		79,674,994	8,885,479

Richard B. Worley		86,385,546	2,174,927

A proposal to convert the fund to an open-end investment company was defeated as follows:

Votes for	Votes against	Abstentions	Broker non-votes

9,501,146	28,303,210	1,613,318	49,142,799

All tabulations are rounded to the nearest whole number.

Compliance certifications
(Unaudited)

On July 21, 2006, your fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the fund’s disclosure controls and procedures and internal control over financial reporting.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc. She is an advisor to Hamilton Lane LLC and RCM Capital Management (investment management firms).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is founding Chairman of the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm. Since 2003, he has served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, he was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange, the youngest person in Exchange history to hold the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984
and President since 2000

Mr. Putnam is President of New Generation Research, Inc.
(a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation
companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC
(a registered investment adviser). He is a Trustee of St. Mark’s
School and Shore Country Day School, and until 2002 was a
Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of
Dechert LLP (formerly known as Dechert Price & Rhoads) in
Philadelphia. He is a graduate of Harvard College, Harvard
Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2006, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Principal Executive Officer, Associate
Treasurer, and Compliance Liaison
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004
Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002
Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (Born 1958)
Assistant Treasurer and Principal Accounting Officer
Since 2000
Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002
Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004
Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff Management
Corporation; prior to 2001, President and Chief Executive Officer,
UAM Investment Services, Inc.

Richard S. Robie, III (Born 1960)
Vice President
Since 2004
Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2003, Senior Vice President,
United Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004
Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

Charles A. Ruys de Perez (Born 1957)
Vice President and Chief Compliance Officer
Since 2004
Managing Director, Putnam Investments

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002
Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk, Assistant Treasurer
and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*†

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*†
High Yield Trust*
Income Fund
Limited Duration Government Income Fund
Money Market Fund‡
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund

Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds

Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Fund information

About Putnam Investments

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Wanda M. McManus
Putnam Investment	George Putnam, III	Vice President, Senior Associate Treasurer
Management, LLC	President	and Assistant Clerk
One Post Office Square
Boston, MA 02109	Charles E. Porter	Nancy E. Florek
	Executive Vice President, Principal	Vice President, Assistant Clerk,
Investment Sub-Manager	Executive Officer, Associate Treasurer,	Assistant Treasurer and Proxy Manager
Putnam Investments Limited	and Compliance Liaison
57–59 St. James Street
London, England SW1A 1LD	Jonathan S. Horwitz
Senior Vice President and Treasurer
Marketing Services
Putnam Retail Management	Steven D. Krichmar
One Post Office Square	Vice President and Principal Financial Officer
Boston, MA 02109
Michael T. Healy
Custodian	Assistant Treasurer and
Putnam Fiduciary Trust Company	Principal Accounting Officer

Legal Counsel	Beth S. Mazor
Ropes & Gray LLP	Vice President

Independent Registered Public	James P. Pappas
Accounting Firm	Vice President
KPMG LLP
Richard S. Robie, III
Trustees	Vice President
John A. Hill, Chairman
Jameson Adkins Baxter, Vice Chairman	Francis J. McNamara, III
Charles B. Curtis	Vice President and Chief Legal Officer
Myra R. Drucker
Charles E. Haldeman, Jr.	Charles A. Ruys de Perez
Paul L. Joskow	Vice President and Chief Compliance Officer
Elizabeth T. Kennan
Kenneth R. Leibler	Mark C. Trenchard
Robert E. Patterson	Vice President and BSA Compliance Officer
George Putnam, III
W. Thomas Stephens	Judith Cohen
Richard B. Worley	Vice President, Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

AN713 238295 11/06

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler and Mr. Hill meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2006	$61,380	$--	$4,680	$439

September 30 , 2005	$42,292	$--	$4,192	$-

For the fiscal years ended September 30, 2006 and September 30, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,119 and $4,192 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to expense allocation methodology.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

September 30,
2006	$ -	$ -	$ -	$ -

September
30, 2005	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit and Compliance Committee of the fund's Board of Trustees is composed of the following persons:

Robert E. Patterson (Chairperson) Kenneth R. Leibler W. Thomas Stephens John A. Hill (b) Not applicable Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items pursuant to the funds’ “Proxy Voting Procedures.” The Proxy Coordinator, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been put forth by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Putnam funds will disclose their proxy votes in accordance with the timetable established by SEC rules (i.e., not later than August 31 of each year for the most recent 12-month period ended June 30).

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

► The funds will withhold votes for the entire board of directors if

• the board does not have a majority of independent directors,

• the board has not established independent nominating, audit, and compensation committees,

• the board has more than 19 members or fewer than five members, absent special circumstances,

• the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

• the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

► The funds will on a case-by-case basis withhold votes from the entire board of directors where the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance.

► The funds will withhold votes for any nominee for director who:

• is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

• attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

• as a director of a public company (Company A), is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

• serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

► The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

► The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for board-approved proposals that have been approved by a majority independent board, and on a case-by-case basis on board-approved proposals where the board fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67% .

► The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

► The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

► The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

► The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

► The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

► The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors.

These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

► The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

► The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

► The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company’s name or to authorize additional shares of common stock).

► The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

► The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view such items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Coordinator’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

► The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

► The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

► The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

► The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may be required to vote shares held in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and that are not listed on a U.S. securities exchange or the NASDAQ stock market. Because non-U.S. issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee. In countries where share re-registration is practiced, the funds will generally not vote proxies.

The funds will vote proxies of non-U.S. issuers in accordance with the foregoing guidelines where applicable, except as follows:

Uncontested Election of Directors

Japan

► For companies that have established a U.S.-style corporate structure, the funds will withhold votes for the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established nominating and compensation committees composed of a majority of outside directors, or

• the board has not established an audit committee composed of a majority of independent directors.

► The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

► The funds will withhold votes for the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established a nominating committee composed of at least a majority of outside directors, or

• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guideline, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

► The funds will withhold votes for the entire board of directors if

• the board does not have at least a majority of independent non-executive directors,

• the board has not established nomination committees composed of a majority of independent non-executive directors, or

• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

► The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:

Application of guidelines: Although the U.K.’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Canada

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, the funds will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the U.K.’s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because the funds’ Trustees believe that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Other Matters

► The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

►The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

► The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

► The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company’s outstanding common stock where shareholders have preemptive rights.

As adopted January 13, 2006

Proxy Voting Procedures of the Putnam Funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of the Office of the Trustees is appointed Proxy Coordinator to assist in the coordination and voting of the funds’ proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with one of more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of Interest,” and provide a conflicts of interest report (the “Conflicts Report”) to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management’s investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals’ recommendation and the Conflicts Report with one of more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator and/or one of more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance

Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Investment management teams. Putnam Management’s, Putnam Investments Limited’s and The Putnam Advisory Company’s (for funds having Putnam Investments Limited and/or The Putnam Advisory Company as sub-manager) investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the team or teams identified in the shareholder report included in Item 1 of this report manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader(s) and Portfolio Member(s) coordinate team efforts related to the fund and are primarily responsible for the day-today management of the fund’s portfolio. In addition to these individuals, each team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

Portfolio	Joined
Leader	Fund	Employer	Positions Over Past Five Years

William Kohli	1994	Putnam	Director, Core Fixed Income Team
		Management
		1994 – Present

Portfolio	Joined
Members	Fund	Employer	Positions Over Past Five Years

Rob Bloemker	2005	Putnam	Team Leader, Mortgage and Government
		Management	Previously, Mortgage Specialist
		1999 – Present

Jeffrey Kaufman	2005	Putnam	Team Leader, Emerging Markets Debt
		Management
		1998 – Present

Paul Scanlon	2005	Putnam	Team Leader, Core Fixed Income High Yield
		Management	Previously, Portfolio Manager; Analyst
		1990 – Present

David Waldman	1998	Putnam	Director of Fixed Income Quantitative
		Management	Research; Senior Portfolio Manager
		1997 – Present	Previously, Director of Applied Quantitative
			Research

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Leader(s) and Portfolio Member(s) managed as of the fund’s most recent fiscal year-end. The other accounts may include accounts for which the individual was not designated as a portfolio member. Unless noted, none of the other accounts pays a fee based on the account’s performance.

					Other accounts (including
					separate accounts,
Portfolio				Other accounts that pool	managed account programs
Leader or	Other SEC-registered open-			assets from more than one	and single-sponsor defined
Member	end and closed-end funds			client	contribution plan offerings)

	Number	Assets	Number	Assets	Number	Assets
	of		of		of
	accounts		accounts		accounts

William Kohli	5	$4,750,100,000	6	$457,200,000	2	$91,400,00
Rob Bloemker	15	$11,612,700,000	12	$10,615,800,000	23*	$6,299,100,000
Jeff Kaufman	3	$4,616,200,000	2	$64,700,000	4	$216,900,000
Paul Scanlon	14	$9,220,000,000	7	$495,700,000	7	$432,000,000
Dave Waldman	3	$4,616,200,000	0	$ -	1	$100,000

* 5 accounts, with total assets of $1,101,900,000, pay an advisory fee based on account performance.

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Leader(s) and Portfolio Member(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Leader(s) and Portfolio

Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, which is identified in the shareholder report included in Item 1, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to each investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on (i) for tax-exempt funds, a tax-adjusted basis to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions a before-tax basis or (ii) for taxable funds, on a before-tax basis.

Consistent performance means being above median over one year.

· Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

· Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader(s) and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs	or Programs *

October 7-
October 31,2005	186,364	$6.23	186,364	9,844,944
November 1 -
November 30,
2005	501,565	$6.05	501,565	9,343,379
December 1 -
December 31,
2005	501,565	$6.06	501,565	8,841,814
January 1 -
January 31, 2006	501,565	$6.19	501,565	8,340,249
February 1 -
February 28, 2006501,575		$6.14	501,575	7,838,674
March 1 - March
31, 2006	593,946	$6.10	593,946	7,244,728
April 1 - April 30,
2006	527,325	$6.03	527,325	6,717,403
May 1 - May 31,	664,716	$6.05	664,716	6,052,687

2006
June 1 - June 30,
2006	676,032	$6.04	676,032	5,376,655
July 1 - July 31,
2006	477,232	$6.05	477,232	4,899,423
August 1 - August
31, 2006	748,957	$6.20	748,957	4,150,466
September 1 -
September 30,
2006	608,102	$6.21	608,102	3,542,364

The Board of Trustees announced a repurchase plan on October 7, 2005 for which 5,015,654 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 10,031,308 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2007. This extension did not affect the number of shares eligible for repurchase under the program.

*Information is based on the total number of shares eligible for repurchase under the program, as amended through September 15, 2006

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Master Intermediate Income Trust By (Signature and Title): /s/Michael T. Healy Michael T. Healy Principal Accounting Officer Date: December 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title): /s/Charles E. Porter Charles E. Porter Principal Executive Officer Date: December 5, 2006

By (Signature and Title): /s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: December 5, 2006